UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2012

Date of reporting period:	August 1, 2011 — July 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PPNAX

Putnam AMT-Free Municipal Fund

Annual report
7|31|12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
AMT-Free
Municipal Fund

Annual report
7 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	22

Federal tax information	48

About the Trustees	49

Officers	51

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federal tax-exempt funds may be subject to state and local taxes. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. The prices of bonds may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

High volatility continues to challenge stock and bond investors around the globe. Year-to-date through July 2012, markets have made major advances and suffered sharp declines. Investor confidence has accordingly waxed, waned, and rebounded with renewed strength. These fluctuations reflect fast-changing perceptions of global macroeconomic data and policymakers’ inability to decisively solve problems ranging from deep structural issues in Europe’s economy to China’s fluctuating growth rate and U.S. fiscal risks. Amid the uncertainties these challenges engender, taking the long view becomes all the more critical for investors, as does relying on the expertise of a financial advisor, who can help you maintain a balanced investment approach.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors. Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking high current income free from federal taxes

Municipal bonds have long been popular investments because they provide income exempt from federal tax, though capital gains are taxable. Putnam AMT-Free Municipal Fund seeks income exempt from traditional income tax as well as from the federal alternative minimum tax, or AMT.

The AMT is a federal tax that operates in tandem with the regular income tax system. Taxpayers subject to the AMT generally must pay a larger amount in tax determined by AMT rules — and the difference can be thousands of dollars for many with household incomes above $150,000.

It is estimated that in 2012, an additional 29 million taxpayers might be paying the AMT, unless the federal government changes the law.

If you are subject to the AMT, investments that could increase your tax liability include private-activity municipal bonds, which back development projects, such as certain housing and resource recovery projects.

Putnam AMT-Free Municipal Fund aims to serve investors subject to the AMT. The fund seeks to avoid bonds whose income would be taxable under AMT rules, though income may be subject to state taxes.

The fund’s portfolio managers research the municipal market to buy bonds that are not subject to the AMT. Pursuing the fund’s mandate, they also keep the fund invested in high-quality bonds, favoring those that have intermediate- to long-term maturities. The managers’ goal is to provide an attractive level of income exempt from all federal taxes.

Understanding the AMT

The AMT is a separate, parallel federal income tax system, with two marginal tax rates, 26% and 28%, and different exemption amounts.

Under AMT rules, certain exclusions, exemptions, deductions, and credits that would reduce your regular taxable income are not allowed. You must “adjust” your regular taxable income to arrive at your alternative minimum taxable income. Then, after subtracting your AMT exemption amount, if your AMT liability is greater than your regular tax liability, you must pay both your regular tax and the difference. It is important to understand that a higher level of income will not necessarily cause you to owe the AMT. Rather, it is the relationship between your income and various trigger items, such as credits and deductions, that determines your AMT liability.

Managing this relationship can help avoid a costly surprise at tax time. Any number of items may trigger the tax, but large capital gains, personal exemptions, and deductions are the worst culprits.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

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Interview with your fund’s portfolio manager

Putnam AMT-Free Municipal Fund posted strong gains during its fiscal year. How would you describe the investment environment?

The past 12 months marked a particularly strong period for municipal bonds and for the fund. For much of the period, interest rates trended lower as investors worried over the possibility of a deteriorating situation in the European sovereign debt markets and a slowing economy in the United States. This downward trend in rates helped bond markets in general, as bond prices move in the opposite direction of rates. Technical factors were also a tailwind for investors, as supply in the market continued to be outpaced by strong demand, particularly since many municipal issuers have been taking advantage of today’s low prevailing interest rates by refunding existing debt. Against this backdrop, tax-exempt bonds posted solid returns and outpaced the broad taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index. Moreover, I am pleased to report that the fund outperformed its benchmark over the past 12 months, although it trailed the average return of its Lipper peer group during that time.

What has the default picture looked like in the municipal bond market?

In the wake of the financial crisis in 2008, defaults in the municipal bond market remained relatively low. During the final months of 2011, however, a handful of high-profile bankruptcies led to an uptick

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

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in the overall default rate, with American Airlines and Jefferson County, Alabama, both filing for bankruptcy. Bankruptcy filings have continued to capture headlines in 2012, with three California cities — Mammoth Lakes, San Bernardino, and Stockton — all filing for protection this year. While these developments have captured media attention, it’s important to put them into context. Through the end of July 2012, $2.9 billion of the $3.7 trillion municipal bond market had defaulted, representing about 0.07% of the overall market. On an annualized basis, this figure is in line with the 10-year average annual default rate, and represents a marked decline from 2011’s annual cumulative default rate. Looking ahead, we believe defaults are likely to remain in line with historical averages. That said, we also believe it’s likely that certain cities or counties will continue to capture headlines in 2012 as a number of municipalities work to find their fiscal footing and additional bankruptcy filings are certainly a possibility.

What effect have potential policy changes had on the tax-exempt bond market?

As the 2012 presidential election race has heated up, there has been more discussion about tax reform. For example, in President Obama’s fiscal 2013 budget proposal, individuals and married couples earning more than $200,000 and $250,000, respectively, would be able to exclude from federal taxes 28 cents of every dollar of municipal bond income earned. Meanwhile, Republicans in general, and presumptive presidential nominee Mitt Romney in particular, have called for a flatter rate on a broader tax base.

Tax rates, of course, represent one component of the broader “fiscal cliff” looming at the end of the year. Without additional legislation, the so-called Bush-era

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

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tax cuts will expire and federal funding will automatically be sequestered — per last year’s debt ceiling negotiations — beginning January 1, 2013. The estimates we have seen peg the impact on GDP of the higher taxes and decreased government spending that make up the “cliff” anywhere from –2% to –4%. With the U.S. economy only growing at a rate of about 2% a year, that level of decline obviously would be detrimental. Lawmakers are keenly aware of the issues, and our belief is that Congress will likely act sometime before the end of the year, but not until after the November elections. These issues are highly politicized, and the timing in addressing them will in part be dependent upon when the current debt ceiling limits are hit — which is currently projected to happen in early 2013.

It’s difficult to gauge the net effect of this policy uncertainty. To date, the performance of the municipal bond market has been quite strong, and investors have been willing to accept an uncertain future for tax rates and government spending. That attitude may change as the year progresses, depending on the outcome of these issues.

How are states’ finances faring today?

We have definitely seen improvement across the board in states’ finances. The National Conference of State Legislatures recently reported that for the first time since 2008, more than half of the states are projected

Credit qualities are shown as a percentage of portfolio market value as of 7/31/12. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

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to finish their fiscal years with positive balances — an encouraging trend.

That said, stresses continue to exist at the local level. One of the ways that many states have lowered expenses has been to reduce their financial support at the local level. Moreover, should the economy begin to decelerate and growth to stall, that would almost certainly negatively affect municipal finances. With this in mind, we are taking a somewhat cautious view on the outlook for local revenues overall.

How did you position the portfolio during the fund’s fiscal year?

We sought to benefit from improving fundamentals in the municipal bond market. While we believed that the budget challenges faced by many municipalities were significant, we were confident that conditions would improve as long as the broad economy did not stall. Against this backdrop, we believed that essential service revenue bonds continued to be attractive, while we remained highly selective regarding the fund’s positioning in local general obligation bonds [G.O.s], which are securities issued at the city or county level. As the federal government looks to reduce transfer payments to the states, we believe that these types of bonds are at risk for downgrades or other headline-driven price volatility. And unlike state general obligation bonds, local G.O.s rely more on property tax revenue than on income or sales taxes. With real-estate prices still under pressure in many markets, property taxes have been slower to recover than other tax sources.

From a credit perspective, we held overweight positions in A-rated and Baa-rated securities versus the fund’s benchmark. In terms of sectors, relative to

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Data in the chart reflect a new calculation methodology put into effect within the past six months. Holdings and maturity ranges will vary over time. Average maturity depends on the maturity of the underlying bonds within each fund. The longer the maturity, the greater the interest-rate risk.

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the benchmark index, we favored higher education, utility, and health-care bonds, including those of higher-quality hospitals and continuing-care retirement communities. Overall, this positioning generally helped the fund’s relative performance during its fiscal year.

What is your outlook for the months ahead?

Technical factors in the market have been positive — specifically, higher refunding activity and strong investor demand. However, we believe that some uncertainty remains. We believe that states will continue to face financial challenges as the economy struggles to find its footing. For the most part, however, it is our belief that fiscal conditions across the country are showing signs of gradual improvement: Tax receipts are beginning to improve, albeit slowly, and we believe defaults will likely remain in line with long-term averages for the remainder of 2012.

Our main focus, however, remains on the economy and Congress’s plans to reduce the deficit. Higher federal income tax rates, a change in the tax status of municipal bonds, and significant cuts in state funding all would have consequences for the municipal bond market, in our view. But for investors with longer time horizons, we believe that our actively managed approach remains a prudent way to diversify holdings and generate tax-exempt, AMT-free income in the municipal bond market.

Thank you, Thalia, for updating us on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

IN THE NEWS

Speculation is high that additional monetary easing may soon be in the works. The U.S. Federal Reserve has engaged in unprecedented attempts to stimulate the economy since the onset of the global financial crisis, beginning with two rounds of bond buying called “quantitative easing.” Dubbed “QE1” and “QE2” in the press, these large-scale expansions of the Fed’s balance sheets were followed by a program called “Operation Twist,” by which the Fed sells short-term debt on its books and uses the proceeds to purchase longer-term Treasuries and mortgage-backed securities. The goal of these programs has been to inject liquidity into the markets and drive down interest rates. Some market watchers believe “QE3” may be around the corner, this time aimed specifically at reducing today’s already-low mortgage rates.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/12

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.38%	6.22%	6.00%	6.00%	5.74%	5.74%	6.14%	6.01%	6.16%

10 years	59.55	52.92	49.48	49.48	47.34	47.34	54.75	49.80	55.66
Annual average	4.78	4.34	4.10	4.10	3.95	3.95	4.46	4.12	4.52

5 years	32.90	27.53	28.56	26.56	27.89	27.89	30.96	26.78	33.85
Annual average	5.85	4.98	5.15	4.82	5.04	5.04	5.54	4.86	6.00

3 years	24.96	20.14	22.66	19.66	22.17	22.17	23.98	19.87	26.01
Annual average	7.71	6.31	7.05	6.17	6.90	6.90	7.43	6.23	8.01

1 year	11.77	7.31	11.09	6.09	10.88	9.88	11.44	7.86	12.09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not assume conversion to class A shares.

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Comparative index returns For periods ended 7/31/12

		Lipper General & Insured Municipal Debt
	Barclays Municipal Bond Index	Funds category average*

Life of fund
Annual average	7.16%	6.63%

10 years	67.76	55.79
Annual average	5.31	4.51

5 years	34.61	28.14
Annual average	6.12	5.05

3 years	24.54	27.18
Annual average	7.59	8.31

1 year	10.51	12.14

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/12, there were 250, 222, 192, 159, and 32 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,948 and $14,734, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,980. A $10,000 investment in the fund’s class Y shares would have been valued at $15,566.

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Fund price and distribution information For the 12-month period ended 7/31/12

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.603867		$0.509459	$0.486302	$0.562957		$0.639251

Capital gains [2]	—		—	—	—		—

Total	$0.603867		$0.509459	$0.486302	$0.562957		$0.639251

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

7/31/11	$14.66	$15.27	$14.67	$14.69	$14.69	$15.18	$14.66

7/31/12	15.75	16.41	15.76	15.78	15.78	16.31	15.76

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	3.52%	3.38%	2.91%	2.75%	3.25%	3.15%	3.75%

Taxable equivalent [4]	5.42	5.20	4.48	4.23	5.00	4.85	5.77

Current 30-day SEC yield [5]	N/A	1.98	1.46	1.31	N/A	1.74	2.29

Taxable equivalent [4]	N/A	3.05	2.25	2.02	N/A	2.68	3.52

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 35.00% federal tax rate for 2012. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/12

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.33%	6.17%	5.95%	5.95%	5.70%	5.70%	6.09%	5.96%	6.11%

10 years	58.53	52.15	48.62	48.62	46.39	46.39	53.86	48.93	54.48
Annual average	4.72	4.29	4.04	4.04	3.88	3.88	4.40	4.06	4.44

5 years	31.41	26.11	27.21	25.21	26.55	26.55	29.53	25.48	32.29
Annual average	5.62	4.75	4.93	4.60	4.82	4.82	5.31	4.64	5.76

3 years	24.53	19.62	22.29	19.29	21.85	21.85	23.60	19.49	25.61
Annual average	7.59	6.15	6.94	6.06	6.81	6.81	7.32	6.12	7.90

1 year	11.23	6.86	10.58	5.58	10.40	9.40	10.92	7.32	11.49

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 7/31/11	0.77%	1.39%	1.54%	1.04%	0.54%

Annualized expense ratio for the six-month
period ended 7/31/12*	0.78%	1.40%	1.55%	1.05%	0.55%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2012, to July 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.95	$7.08	$7.83	$5.31	$2.79

Ending value (after expenses)	$1,037.60	$1,033.80	$1,032.50	$1,035.20	$1,038.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2012, use the following calculation method. To find the value of your investment on February 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.92	$7.02	$7.77	$5.27	$2.77

Ending value (after expenses)	$1,020.98	$1,017.90	$1,017.16	$1,019.64	$1,022.13

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

15

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2012, Putnam employees had approximately $332,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

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These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above,

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was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a

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regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper General Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	4th

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 245, 222 and 193 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance over the five-year period ended December 31, 2011 had been favorable, expressed concern about your fund’s fourth quartile performance over the three-period ended December 31, 2011 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over the three-year period was due in significant part to the fund’s overweight exposures to essential service revenue bonds, including within the higher education, power and health care sectors, which underperformed during the three-year period relative to state general obligation bonds and more interest rate-sensitive securities. They also noted Putnam Management’s observation that, while the fund narrowly focuses on non-AMT bonds, the majority of funds within the same Lipper peer group may invest across both AMT and non-AMT bonds, which may improve the relative performance of such funds under certain conditions.

The Trustees noted that Putnam Management remained confident in the portfolio managers and their investment process based, among other things, on the fund’s strong performance over longer periods. The Trustees also considered a number of other changes that Putnam Management had made in recent years in

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efforts to support and improve fund performance generally. In particular, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Tax-Free Income Trust and Shareholders of Putnam AMT-Free Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam AMT-Free Municipal Fund (the “fund”) at July 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 14, 2012

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The fund’s portfolio 7/31/12

Key to holding’s abbreviations
ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	GNMA Coll. Government National Mortgage
AMBAC AMBAC Indemnity Corporation	Association Collateralized
COP Certificates of Participation	NATL National Public Finance Guarantee Corp.
FGIC Financial Guaranty Insurance Company	PSFG Permanent School Fund Guaranteed
FHA Insd. Federal Housing Administration Insured	SGI Syncora Guarantee, Inc.
FHLMC Coll. Federal Home Loan Mortgage	VRDN Variable Rate Demand Notes, which are
Corporation Collateralized	floating-rate securities with long-term maturities, that
FNMA Coll. Federal National Mortgage	carry coupons that reset every one or seven days. The
Association Collateralized	rate shown is the current interest rate at the close of
FRB Floating Rate Bonds: the rate shown is	the reporting period.
the current interest rate at the close of the
reporting period

MUNICIPAL BONDS AND NOTES (101.5%)*	Rating**	Principal amount	Value

Alabama (1.1%)
AL Hsg. Fin. Auth. Rev. Bonds (Single Fam.
Mtge.), Ser. G, GNMA Coll., FNMA Coll., FHLMC
Coll., 5 1/2s, 10/1/37	Aaa	$1,120,000	$1,152,267

AL State Port Auth. Docks Fac. Rev. Bonds,
6s, 10/1/40	BBB+	1,000,000	1,149,290

Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 6 3/4s, 2/1/29	Ba1	1,000,000	1,083,360

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
6 1/4s, 11/1/33	BBB	1,500,000	1,700,250

			5,085,167
Alaska (0.8%)
Anchorage, G.O. Bonds, Ser. D, AMBAC, 5s, 8/1/25	AA	3,420,000	3,935,223

			3,935,223
Arizona (5.4%)
AZ State Sports & Tourism Auth. Rev. Bonds
(Multipurpose Stadium Fac.), Ser. A, 5s, 7/1/30	A1	2,000,000	2,249,360

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa3	1,000,000	1,056,010

El Mirage G.O. Bonds, AGM, 5s, 7/1/42	Aa3	750,000	834,210

Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern
U.), 5 1/8s, 5/15/40	A–	2,125,000	2,273,133

Glendale, Wtr. & Swr. Rev. Bonds
5s, 7/1/28	AA	1,000,000	1,183,530
AMBAC, 5s, 7/1/28 (Prerefunded 7/1/13)	AA	2,000,000	2,086,580

Navajo Cnty., Poll. Control Corp. Mandatory Put
Bonds (6/1/16), Ser. E, 5 3/4s, 6/1/34	Baa1	3,250,000	3,782,968

Pinal Cnty., Elec. Rev. Bonds (Dist. No. 3),
5 1/4s, 7/1/36	A	1,400,000	1,535,548

Salt River Agricultural Impt. & Pwr. Dist. Rev.
Bonds, Ser. A, 5s, 12/1/30	Aa1	4,000,000	4,847,040

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MUNICIPAL BONDS AND NOTES (101.5%)* cont.	Rating**	Principal amount	Value

Arizona cont.
Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds
(Scottsdale Hlth. Care), Ser. C, AGM, 5s, 9/1/35	Aa3	$2,000,000	$2,209,460

Tempe, Indl. Dev. Auth. Lease Rev. Bonds
(ASU Foundation), AMBAC, 5s, 7/1/28	AA/P	1,715,000	1,731,361

U. Med. Ctr. Corp. AZ Hosp. Rev. Bonds,
6 1/2s, 7/1/39	Baa1	1,750,000	2,039,380

			25,828,580
California (14.1%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmnty.), 6 1/8s, 7/1/41	BBB+	500,000	561,425
(St. Rose Hosp.), Ser. A, 6s, 5/15/29	A–	3,000,000	3,400,770

CA Rev. Bonds (Adventist Hlth. Syst.-West),
Ser. A, 5 3/4s, 9/1/39	A	1,000,000	1,127,260

CA Muni. Fin. Auth. Rev. Bonds (U. of La Verne),
Ser. A, 6 1/4s, 6/1/40	Baa2	1,000,000	1,132,640

CA Muni. Fin. Auth. Sr. Living Rev. Bonds
(Pilgrim Place Claremont), Ser. A, 5 7/8s, 5/15/29	A–	1,500,000	1,674,030

CA Poll. Control Fin. Auth. VRDN (Pacific Gas &
Electric Corp.), Class C, 0.16s, 11/1/26	A–1+	2,100,000	2,100,000

CA State G.O. Bonds
6 1/2s, 4/1/33	A1	5,000,000	6,286,400
5 1/4s, 2/1/30	A1	2,000,000	2,328,080

CA State Econ. Recvy. G.O. Bonds, Ser. A,
5 1/4s, 7/1/21	Aa3	1,000,000	1,234,210

CA State Pub. Wks. Board Rev. Bonds
(Riverside Campus), Ser. B, 6s, 4/1/25	A2	3,000,000	3,632,280
Ser. G-1, 5 1/4s, 10/1/23	A2	3,000,000	3,475,920

CA Statewide Cmnty., Dev. Auth. Rev. Bonds
(Sutter Hlth.), Ser. B, 5 1/4s, 11/15/48	Aa3	1,550,000	1,672,295
(Sr. Living — Presbyterian Homes),
6 5/8s, 11/15/24	BBB–	2,000,000	2,319,140
(St. Joseph), NATL, 5 1/8s, 7/1/24	AA–	2,000,000	2,273,840

Golden State Tobacco Securitization Corp.
Rev. Bonds
(Tobacco Settlement), Ser. B, AMBAC, 5s, 6/1/38
(Prerefunded 6/1/13)	Aaa	2,475,000	2,572,787
Ser. A, AMBAC, zero %, 6/1/24	A2	5,000,000	2,967,500

Grossmont-Cuyamaca, Cmnty. College Dist. G.O.
Bonds (Election of 2002), Ser. B, FGIC, NATL,
zero %, 8/1/17	Aa2	2,100,000	1,933,575

Infrastructure & Econ. Dev. Bank Rev. Rev. Bonds
(J. David Gladstone Inst.), Ser. A, 5s, 10/1/31	A–	1,000,000	1,054,810

Los Angeles, Dept. Arpt. Rev. Bonds (Los Angeles
Intl. Arpt.), Ser. A, 5s, 5/15/40	AA	1,000,000	1,117,990

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6 1/2s, 11/1/39	A–	750,000	947,985

Merced, City School Dist. G.O. Bonds (Election
of 2003), NATL
zero %, 8/1/25	A	1,190,000	662,366
zero %, 8/1/24	A	1,125,000	669,836
zero %, 8/1/23	A	1,065,000	668,564
zero %, 8/1/22	A	1,010,000	669,933

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MUNICIPAL BONDS AND NOTES (101.5%)* cont.	Rating**	Principal amount	Value

California cont.
Northern CA Pwr. Agcy. Rev. Bonds (Hydroelec.
Project No. 1), Ser. A
5s, 7/1/31	A+	$500,000	$578,210
5s, 7/1/30	A+	500,000	581,445

Oakland, Unified School Dist. Alameda Cnty., G.O.
Bonds (Election 2006), Ser. A, 6 1/2s, 8/1/24	BBB/P	2,500,000	2,951,550

Sacramento, City Fin. Auth. Tax Alloc. Bonds,
Ser. A, FGIC, NATL, zero %, 12/1/21	A–	5,500,000	3,651,450

Sacramento, Muni. Util. Dist. Rev. Bonds, Ser. X,
5s, 8/15/28	A1	650,000	763,432

San Diego, Unified School Dist. G.O. Bonds
(Election of 1998), Ser. E, AGM, 5 1/4s, 7/1/19
(Prerefunded 7/1/13)	Aa2	2,000,000	2,106,540

San Francisco, City & Cnty. Arpt. Comm. Rev.
Bonds (Intl. Arpt.),
5s, 5/1/28	A1	425,000	502,248
Ser. F, 5s, 5/1/40	A1	1,250,000	1,363,763

Santa Ana, Fin. Auth. Lease Rev. Bonds (Police
Admin. & Hldg. Fac.), Ser. A, NATL, 6 1/4s,
7/1/17	Baa2	3,680,000	4,286,206

Tuolumne Wind Project Auth. Rev. Bonds
(Tuolumne Co.), Ser. A, 5 1/4s, 1/1/24	A+	1,000,000	1,163,230

Turlock, Irrigation Dist. Rev. Bonds, Ser. A,
5s, 1/1/40	A+	1,000,000	1,093,050

Ventura Cnty., COP (Pub. Fin. Auth. III), 5s,
8/15/20	AA	1,000,000	1,164,520

Yucaipa Special Tax Bonds (Cmnty. Fac. Dist. No.
98-1 Chapman Heights), 5 3/8s, 9/1/30	BBB+	375,000	399,218

			67,088,498
Colorado (1.5%)
CO Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran), Ser. A, 6 1/8s, 6/1/38
(Prerefunded 6/1/14)	A3	2,545,000	2,813,014
(Valley View Assn.), 5 1/4s, 5/15/42	BBB+	2,000,000	2,071,600

E-470 CO Pub. Hwy. Auth. Rev. Bonds
Ser. C1, NATL, 5 1/2s, 9/1/24	Baa2	1,000,000	1,089,560
Ser. A, NATL, zero %, 9/1/34	Baa2	3,525,000	1,113,089

			7,087,263
Florida (8.3%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), 7s, 4/1/39	A3	1,250,000	1,546,388

Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. O,
5 3/8s, 10/1/29	A1	1,000,000	1,152,680

FL State Board of Ed. G.O. Bonds (Capital Outlay
2011), Ser. F, 5s, 6/1/30	AAA	2,520,000	2,994,239

Hernando Cnty., Rev. Bonds (Criminal Justice
Complex Fin.), FGIC, NATL, 7.65s, 7/1/16	BBB	10,000,000	11,940,200

Lee Cnty., Rev. Bonds, SGI, 5s, 10/1/25	Aa2	2,000,000	2,246,880

Marco Island, Util. Sys. Rev. Bonds, Ser. A,
5s, 10/1/34	Aa3	1,000,000	1,114,660

26

MUNICIPAL BONDS AND NOTES (101.5%)* cont.	Rating**	Principal amount	Value

Florida cont.
Miami-Dade Cnty., Expressway Auth. Toll Syst.
Rev. Bonds, Ser. A, 5s, 7/1/40	A	$1,000,000	$1,092,010

Miami-Dade Cnty., Wtr. & Swr. Rev. Bonds, AGM,
SGI, 5s, 10/1/23	Aa2	1,000,000	1,146,390

Orlando & Orange Cnty., Expressway Auth. Rev.
Bonds, FGIC, NATL, 8 1/4s, 7/1/14	A2	5,000,000	5,599,050

Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds
(Republic Drive/Universal), 5s, 4/1/23	A–/F	1,630,000	1,846,024

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	3,000,000	3,283,440

South Lake Hosp. Dist. Rev. Bonds (South Lake
Hosp.), Ser. A, 6s, 4/1/29	Baa1	660,000	745,120

Sumter Cnty., School Dist. Rev. Bonds
(Multi-Dist. Loan Program), AGM, 7.15s, 11/1/15
(Escrowed to maturity)	Aa3	3,935,000	4,757,612

			39,464,693
Georgia (1.7%)
Atlanta, Arpt. Rev. Bonds, Ser. C, 5 7/8s, 1/1/24	A1	1,500,000	1,915,860

Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A1	1,500,000	1,829,415

Fulton Cnty., Dev. Auth. Rev. Bonds
(Klaus Pkg. & Fam. Hsg. Project), NATL, 5 1/4s,
11/1/20	Aa3	3,360,000	3,549,067
(GA Tech Athletic Assn.), Ser. A, 5s, 10/1/42	A2	900,000	1,006,389

			8,300,731
Guam (0.2%)
Territory of GU, Rev. Bonds, Ser. A, 5 3/8s, 12/1/24	BBB+	1,000,000	1,110,660

			1,110,660
Illinois (6.4%)
Chicago, G.O. Bonds, Ser. A, 5s, 1/1/33	Aa3	2,000,000	2,260,980

Chicago, Board of Ed. G.O. Bonds, Ser. A, NATL,
5 1/4s, 12/1/19	AA–	1,500,000	1,523,295

Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5 3/4s, 1/1/39	A2	700,000	824,481
Ser. A, 5 5/8s, 1/1/35	A2	650,000	765,414
Ser. F, 5s, 1/1/40	A2	1,045,000	1,123,908

Cicero, G.O. Bonds, Ser. A, SGI, 5 1/4s, 1/1/21	A/P	2,250,000	2,315,520

Du Page Cnty., Cmnty. High School Dist. G.O.
Bonds (Dist. No. 108 — Lake Park), AGM, 5.6s,
1/1/20 (Prerefunded 1/1/13)	Aa2	1,000,000	1,022,140

IL Fin. Auth. Rev. Bonds
(Rush U. Med. Ctr.), Ser. B, NATL, 5 3/4s, 11/1/28	A2	2,500,000	2,893,325
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa2	1,000,000	1,067,800
(American Wtr. Cap. Corp.), 5 1/4s, 10/1/39	BBB+	1,575,000	1,658,349

IL State G.O. Bonds
5s, 3/1/34	A+	1,000,000	1,095,560
5s, 8/1/21	A+	1,000,000	1,148,990

IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1,
AGM, 5s, 1/1/22	Aa3	2,500,000	2,849,550

27

MUNICIPAL BONDS AND NOTES (101.5%)* cont.	Rating**	Principal amount	Value

Illinois cont.
Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds (McCormick), Ser. A, NATL,
zero %, 12/15/22	A3	$5,500,000	$3,741,925

Regl. Trans. Auth. Rev. Bonds, Ser. A, AMBAC,
8s, 6/1/17	Aa3	5,000,000	6,254,800

			30,546,037
Indiana (2.3%)
IN Muni. Pwr. Agcy. Supply Syst. Rev. Bonds,
Ser. B, 5 3/4s, 1/1/29	A1	1,000,000	1,185,540

IN State Fin. Auth. Rev. Bonds (BHI Sr. Living),
5 3/4s, 11/15/41	A–/F	1,000,000	1,106,720

IN State Fin. Auth. VRDN, Ser. A-2, 0.17s, 2/1/37	VMIG1	2,850,000	2,850,000

IN State Fin. Auth. Edl. Fac. VRDN, Ser. A-1,
0.17s, 2/1/37	VMIG1	2,000,000	2,000,000

IN State Hsg. Fin. Auth. Rev. Bonds (Single
Family Mtge.), Ser. A-1, GNMA Coll., FNMA Coll.,
4.1s, 7/1/15	Aaa	45,000	46,522

Rockport, Poll. Control FRB (IN-MI Pwr. Co.)
Ser. A, 6 1/4s, 6/1/25	Baa2	2,000,000	2,177,700
Ser. B, 6 1/4s, 6/1/25	Baa2	1,500,000	1,633,275

			10,999,757
Kansas (0.3%)
KS State Dev. Fin. Auth. Rev. Bonds (Lifespace
Cmnty’s. Inc.), Ser. S, 5s, 5/15/30	A/F	1,455,000	1,538,444

			1,538,444
Kentucky (0.4%)
Owen Cnty., Wtr. Wks. Syst. Rev. Bonds (American
Wtr. Co.)
Ser. A, 6 1/4s, 6/1/39	BBB+	800,000	889,896
Ser. B, 5 5/8s, 9/1/39	BBB+	1,000,000	1,078,180

			1,968,076
Louisiana (0.7%)
LA Pub. Fac. Auth. Rev. Bonds (Entergy LA LLC),
5s, 6/1/30	A3	3,000,000	3,178,770

			3,178,770
Maryland (0.5%)
MD State Hlth. & Higher Edl. Fac. Auth. Rev.
Bonds (U. of MD Med. Syst.), AMBAC,
5 1/4s, 7/1/28	A2	2,000,000	2,213,480

			2,213,480
Massachusetts (3.8%)
MA Edl. Fin. Auth. Rev. Bonds, Ser. A,
5 1/2s, 1/1/22	AA	1,000,000	1,168,610

MA State Dept. Trans. Rev. Bonds (Metro Hwy.
Syst.), Ser. B, 5s, 1/1/37	A	1,000,000	1,102,630

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 6.8s, 4/15/22	BBB	700,000	795,256
(Emerson College), Ser. A, 5 1/2s, 1/1/30	Baa1	2,000,000	2,225,940
(Suffolk U.), 5 1/8s, 7/1/40	Baa2	500,000	547,390

MA State Dev. Fin. Agcy. Solid Waste Disp.
Mandatory Put Bonds (5/1/19) (Dominion Energy
Brayton 1), Ser. 1, 5 3/4s, 12/1/42	A–	1,000,000	1,208,800

28

MUNICIPAL BONDS AND NOTES (101.5%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Suffolk U.), Ser. A, 6 1/4s, 7/1/30	Baa2	$2,000,000	$2,337,640
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	500,000	557,150
(Harvard U.), Ser. A, 5 1/2s, 11/15/36	Aaa	1,815,000	2,218,257
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	1,650,000	1,845,426

MA State Hlth. & Edl. Fac. Auth. VRDN (Harvard
U.), Ser. R, 0.12s, 11/1/49	VMIG1	700,000	700,000

MA State Wtr. Resource Auth. Rev. Bonds, Ser. C,
5 1/4s, 8/1/42	Aa1	1,500,000	1,772,115

Metro. Boston, Trans. Pkg. Corp. Rev. Bonds,
5 1/4s, 7/1/36	A1	1,500,000	1,688,415

			18,167,629
Michigan (6.0%)
Detroit, Swr. Disp. Rev. Bonds, Ser. B, AGM,
7 1/2s, 7/1/33	Aa3	1,000,000	1,264,680

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6 1/4s, 7/1/36	AA–	1,575,000	1,838,781

King Cnty., Wtr & Swr. Rev. Bonds, 5s, 1/1/45	AA+	1,000,000	1,121,190

MI Fin. Auth. Rev. Bonds
(Revolving Fund-Clean Wtr), 5s, 10/1/30	AAA	1,860,000	2,252,609
(Unemployment Oblig.), Ser. B, 5s, 7/1/22	Aaa	1,000,000	1,151,380

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	1,000,000	1,159,460
(Henry Ford Hlth. Syst.), Ser. A, 5 1/4s, 11/15/46	A1	1,250,000	1,321,963
(Henry Ford Hlth.), 5 1/4s, 11/15/24	A1	1,000,000	1,123,220

MI State Strategic Fund Ltd. Rev. Bonds
(Dow Chemical), Ser. B-2, 6 1/4s, 6/1/14	BBB	1,000,000	1,096,560
(Detroit Edison Co.), AMBAC, 7s, 5/1/21	A2	4,000,000	5,262,080

Midland Cnty., Bldg. Auth. Rev. Bonds, AGM,
5s, 10/1/25	Aa3	1,000,000	1,118,260

Northern Michigan U. Rev. Bonds, Ser. A, AGM,
5s, 12/1/27	Aa3	1,775,000	1,989,651

U. of MI VRDN (Hosp.), Ser. A, 0.16s, 12/1/37	VMIG1	3,300,000	3,300,000

Wayne Charter Cnty., G.O. Bonds (Bldg. Impt.),
Ser. A, 6 3/4s, 11/1/39	BBB+	490,000	556,821

Western MI U. Rev. Bonds, AGM, 5s, 11/15/28	Aa3	3,500,000	3,904,390

			28,461,045
Minnesota (1.2%)
Minneapolis, Rev. Bonds (National Marrow Donor
Program), 4 7/8s, 8/1/25	BBB	1,350,000	1,402,920

Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/26	BBB–	1,500,000	1,606,890

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds (HealthPartners Oblig. Group),
5 1/4s, 5/15/36	A3	1,800,000	1,891,278

Tobacco Securitization Auth. Rev. Bonds
(Tobacco Settlement), Ser. B, 5 1/4s, 3/1/31	A–	500,000	563,730

			5,464,818

29

MUNICIPAL BONDS AND NOTES (101.5%)* cont.	Rating**	Principal amount	Value

Mississippi (0.6%)
MS Bus. Fin. Corp. Gulf Opportunity Zone Rev.
Bonds, Ser. A, 5s, 5/1/37	A3	$1,750,000	$1,898,733

MS Home Corp. Rev. Bonds (Single Fam. Mtge.),
Ser. D-1, GNMA Coll, FNMA Coll, FHLMC Coll.,
6.1s, 6/1/38	Aaa	1,075,000	1,171,159

			3,069,892
Missouri (2.7%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A,
5 3/4s, 6/1/39	A+	1,150,000	1,280,755

MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Washington U. (The)), Ser. A, 5 3/8s, 3/15/39	Aaa	2,000,000	2,314,260

MO State Hlth. & Edl. Fac. Auth. VRDN (Washington
U. (The)), Ser. B, 0.17s, 9/1/30	VMIG1	6,750,000	6,750,000

MO State Dev. Fin. Board Infrastructure Fac. Rev.
Bonds (Independence, Elec. Syst. Dogwood),
Ser. A, 5s, 6/1/37	A–	2,200,000	2,325,862

			12,670,877
Montana (0.4%)
MT Fac. Fin. Auth. VRDN (Sisters of Charity
of Leavenworth), Ser. A, 0.17s, 12/1/25	VMIG1	2,000,000	2,000,000

			2,000,000
Nebraska (0.5%)
Central Plains, Energy Rev. Bonds (NE Gas No. 3),
5s, 9/1/32	A3	1,000,000	1,055,050

NE Pub. Pwr. Dist. Rev. Bonds, Ser. A, 5s, 1/1/32	A1	1,000,000	1,167,370

			2,222,420
Nevada (1.4%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Mountains Edge Local No. 142), 5s, 8/1/20	BBB–	565,000	612,985

Reno, Sales Tax VRDN, 0.17s, 6/1/42 (Bank of
New York Mellon)	VMIG1	5,935,000	5,935,000

			6,547,985
New Hampshire (0.6%)
NH Hlth. & Ed. Fac. Auth. VRDN (U. Syst. of NH),
Ser. B, 0.17s, 7/1/33	VMIG1	2,750,000	2,750,000

			2,750,000
New Jersey (2.0%)
NJ Econ. Dev. Auth. Rev. Bonds, Ser. II, 5s, 3/1/27	A1	2,500,000	2,943,100

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds (St.
Peter’s U. Hosp.), 5 3/4s, 7/1/37	Baa3	1,000,000	1,075,480

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. A, 5 5/8s, 6/1/30	AA	1,000,000	1,123,490

NJ State Tpk. Auth. Rev. Bonds, Ser. A, AMBAC,
5s, 1/1/30	A+	3,000,000	3,105,480

NJ State Trans. Trust Fund Auth. Rev. Bonds,
Ser. B, 5 1/4s, 6/15/36	A1	1,000,000	1,153,790

			9,401,340

30

MUNICIPAL BONDS AND NOTES (101.5%)* cont.	Rating**	Principal amount	Value

New York (9.5%)
Erie Cnty., Indl. Dev. Agcy. School Fac. Rev.
Bonds (City School Dist. Buffalo), Ser. A, AGM
5 3/4s, 5/1/28	Aa3	$2,275,000	$2,693,668
5 3/4s, 5/1/27	Aa3	5,590,000	6,625,324

Hudson Yards, Infrastructure Corp. Rev. Bonds,
Ser. A, 5 3/4s, 2/15/47	A2	1,000,000	1,173,590

Metro. Trans. Auth. Rev. Bonds, Ser. D
5s, 11/15/36	A2	3,000,000	3,364,020
5s, 11/15/29 Δ	A2	4,000,000	4,672,320

NY City, G.O. Bonds, Ser. D-1, 5s, 10/1/36	Aa2	1,400,000	1,603,462

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
Ser. FF, 5s, 6/15/45	AA+	4,000,000	4,590,320
Ser. AA, 5s, 6/15/34	AA+	1,000,000	1,164,820

NY City, Transitional Fin. Auth. Rev. Bonds,
Ser. E-1, 5s, 2/1/37	AAA	2,000,000	2,312,260

NY State Dorm. Auth. Rev. Bonds (Brooklyn Law
School), Ser. B, SGI
5 3/8s, 7/1/22 (Prerefunded 7/1/13)	Baa1	2,270,000	2,375,373
5 3/8s, 7/1/20 (Prerefunded 7/1/13)	Baa1	2,215,000	2,317,820

NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds (St. John’s U.), Ser. A, 5s, 7/1/26 Δ	A3	4,185,000	4,949,097

NY State Dorm. Auth. Personal Income Tax Rev.
Bonds (Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	2,000,000	2,386,000

Port Auth. NY & NJ Special Oblig. Rev. Bonds (JFK
Intl. Air Term.), 6s, 12/1/42	Baa3	900,000	1,035,306

Port Auth. of NY & NJ Rev. Bonds, 5s, 7/15/30	Aa2	2,250,000	2,689,425

Syracuse, Indl. Dev. Agcy. School Fac. Rev. Bonds
(Syracuse City School Dist.), Ser. A, AGM, 5s, 5/1/25	Aa3	1,000,000	1,134,110

			45,086,915
North Carolina (0.9%)
NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds
(Meredith College), 6s, 6/1/31	BBB	500,000	559,205

NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. A, 5 1/2s, 1/1/26	A–	1,500,000	1,749,540

U. of NC Syst. Pool Rev. Bonds, Ser. C, 5 3/8s,
10/1/29	A3	1,500,000	1,708,275

			4,017,020
Ohio (6.7%)
Allen Cnty., Hosp. Fac. VRDN (Catholic Hlth.
Care), Ser. B, 0.17s, 10/1/31	VMIG1	3,170,000	3,170,000

Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5 3/4s, 6/1/34	B3	500,000	406,660
5 3/8s, 6/1/24	B3	4,195,000	3,600,820
5 1/8s, 6/1/24	B3	1,735,000	1,455,058

Cleveland, Arpt. Syst. Rev. Bonds, Ser. A,
5s, 1/1/31	A–	400,000	439,996

Erie Cnty., Hosp. Fac. Rev. Bonds (Firelands
Regl. Med. Ctr.), Ser. A, 5 1/2s, 8/15/22	A–	3,150,000	3,187,580

Hamilton Cnty., Sales Tax Rev. Bonds, Ser. A,
5s, 12/1/32	A2	2,000,000	2,160,800

31

MUNICIPAL BONDS AND NOTES (101.5%)* cont.	Rating**	Principal amount	Value

Ohio cont.
Lorain Cnty., Hosp. Rev. Bonds (Catholic),
Ser. C-2, AGM, 5s, 4/1/24	Aa3	$2,000,000	$2,209,160

Lucas Cnty., Hlth. Care Fac. Rev. Bonds (Sunset
Retirement Cmntys.), 5 1/2s, 8/15/30	A–/F	650,000	711,841

OH Hsg. Fin. Agcy. Rev. Bonds (Single Fam.
Mtge.), Ser. 1, 5s, 11/1/28	Aaa	715,000	774,088

OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds,
Ser. 85-A, FGIC, FHA Insd., zero %, 1/15/15
(Escrowed to maturity)	AAA/P	10,000	8,658

OH State Air Quality Dev. Auth. Rev. Bonds
(First Energy), Ser. A, 5.7s, 2/1/14	Baa2	1,500,000	1,579,035
(Valley Elec. Corp.), Ser. E, 5 5/8s, 10/1/19	Baa3	750,000	882,863

OH State Higher Edl. Fac. Rev. Bonds (U.
of Dayton), Ser. A, 5 5/8s, 12/1/41	A2	1,000,000	1,136,060

OH State Higher Edl. Fac. VRDN (Case Western
Reserve), Ser. B-2, 0.15s, 12/1/44	VMIG1	2,000,000	2,000,000

Penta Career Ctr. COP
5s, 4/1/20	Aa3	1,095,000	1,263,291
5s, 4/1/19	Aa3	2,470,000	2,845,020

U. of Akron Rev. Bonds, Ser. B, AGM,
5 1/4s, 1/1/26	Aa3	3,375,000	3,825,494

			31,656,424
Oklahoma (0.3%)
OK State Tpk. Auth. VRDN, Ser. E, 0.17s, 1/1/28	VMIG1	1,500,000	1,500,000

			1,500,000
Oregon (0.2%)
OR Hlth. Sciences U. Rev. Bonds, Ser. A,
5 3/4s, 7/1/39	A1	750,000	878,873

			878,873
Pennsylvania (5.4%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds (U.
of Pittsburgh Med.), 5 5/8s, 8/15/39	Aa3	3,000,000	3,374,460

Berks Cnty., Muni. Auth. Rev. Bonds (Reading
Hosp. & Med. Ctr.), Ser. A-3, 5 1/2s, 11/1/31	AA	3,000,000	3,440,760

Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds
(Pinnacle Hlth. Syst.), Ser. A, 6s, 6/1/29	A	2,500,000	2,853,700

Lycoming Cnty., Auth. Hlth. Syst. Rev. Bonds
(Susquehanna Hlth. Syst.), Ser. A, 5 3/8s, 7/1/23	BBB+	2,500,000	2,826,400

Monroe Cnty., Hosp. Auth. Rev. Bonds (Pocono Med.
Ctr.), 5s, 1/1/27	A–	950,000	1,006,155

Montgomery Cnty., Indl. Dev. Auth. Retirement
Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.),
Ser. A-1, 5 1/4s, 11/15/16	BBB+	1,100,000	1,241,196

PA Econ. Dev. Fin. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Co.), 6.2s, 4/1/39	A2	1,900,000	2,248,174

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Edinboro U. Foundation), 6s, 7/1/43	Baa3	500,000	560,385
(East Stroudsburg U.), 5s, 7/1/31	Baa3	2,760,000	2,899,628

Philadelphia, Gas Wks. Rev. Bonds, Ser. 9,
5 1/4s, 8/1/40	BBB+	1,400,000	1,492,092

Pittsburgh G.O. Bonds, Ser. B, 5s, 9/1/25	A1	1,250,000	1,460,088

32

MUNICIPAL BONDS AND NOTES (101.5%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Pittsburgh & Allegheny Cnty., Sports & Exhib.
Auth. Hotel Rev. Bonds, AGM, 5s, 2/1/35	Aa3	$1,225,000	$1,331,685

Wilkes-Barre, Fin. Auth. Rev. Bonds (U.
of Scranton), 5s, 11/1/40	A	1,000,000	1,095,310

			25,830,033
Puerto Rico (2.7%)
Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A, 6s, 7/1/38	Baa2	1,390,000	1,485,952

Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds,
Ser. XX, 5 1/4s, 7/1/40	Baa1	2,250,000	2,342,947

Cmnwlth. of PR, Infrastructure Fin. Auth. Rev.
Bonds, Ser. C, FGIC, 5 1/2s, 7/1/19	Baa1	865,000	979,431

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, 6s, 8/1/42	A+	7,000,000	7,942,690

			12,751,020
Tennessee (0.5%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev.
Bonds (Mountain States Hlth. Alliance), 6s, 7/1/38	Baa1	1,850,000	2,140,820

			2,140,820
Texas (5.9%)
Dallas Cnty., Util. & Reclamation Dist. G.O.
Bonds, Ser. B, AMBAC, 5 3/8s, 2/15/29	A3	2,500,000	2,688,375

Dallas, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 6s, 2/15/27	Aaa	2,500,000	3,065,400

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(Texas Med. Ctr.), Ser. B-1, 0.17s, 9/1/31	VMIG1	2,900,000	2,900,000

Hays Cnty., G.O. Bonds, AGM, 5s, 8/15/24
(Prerefunded 8/15/14)	Aa2	1,190,000	1,302,277

La Joya, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 5s, 2/15/30	Aaa	2,500,000	2,812,824

Laredo, I S D Pub. Fac. Corp. Rev. Bonds, Ser. C,
AMBAC, 5s, 8/1/29	A	1,000,000	1,006,700

Mansfield, Indpt. School Dist. G.O. Bonds, PSFG,
5s, 2/15/27	Aaa	2,000,000	2,171,280

Matagorda Cnty., Poll. Control Rev. Bonds (Cent
Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa2	600,000	699,246

North TX, Thruway Auth. Rev. Bonds
(First Tier), Ser. A, 6 1/4s, 1/1/24	A2	3,500,000	4,238,325
Ser. A, NATL, 5 1/8s, 1/1/28	A2	1,500,000	1,647,855

Pharr, San Juan — Alamo, Indpt. School Dist. G.O.
Bonds (School Bldg.), PSFG, 5s, 2/1/30	Aaa	2,000,000	2,248,640

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds (Buckner Retirement
Svcs., Inc.), 5 1/4s, 11/15/37	A–	1,000,000	1,043,450

Texas Tech. U. Rev. Bonds, Ser. A, 5s, 8/15/37	AA	1,000,000	1,150,390

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5 1/4s, 12/15/24	A–	1,000,000	1,109,610

			28,084,372
Virginia (0.4%)
Chesterfield Cnty., Econ. Dev. Auth. Poll.
Control Rev. Bonds (VA Elec. & Pwr.), Ser. A,
5s, 5/1/23	A3	1,575,000	1,847,806

			1,847,806

33

MUNICIPAL BONDS AND NOTES (101.5%)* cont.	Rating**	Principal amount	Value

Washington (3.5%)
WA State G.O. Bonds, Ser. A, 5s, 8/1/28	Aa1	$2,500,000	$3,057,125

WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.), 5 1/8s, 10/1/24	Baa1	2,500,000	2,802,300

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa3	1,000,000	1,164,450
Ser. B, NATL, 5s, 2/15/27	Baa2	2,235,000	2,341,140

WA State Pub. Pwr. Supply Syst. Rev. Bonds
(Nuclear No. 3), Ser. B, NATL, 7 1/8s, 7/1/16	Aa1	6,000,000	7,466,220

			16,831,235
West Virginia (1.3%)
Econ. Dev. Auth. Lease Rev. Bonds (Correctional
Juvenile Safety), Ser. A, NATL, 5s, 6/1/29
(Prerefunded 6/1/14)	Aa2	5,000,000	5,424,150

WV Econ. Dev. Auth. Solid Waste Disp. Fac. FRB
(Appalachian Pwr. Co.), Ser. A, 5 3/8s, 12/1/38	Baa2	500,000	550,865

			5,975,015
Wisconsin (0.9%)
WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	2,000,000	2,541,380

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	1,250,000	1,489,213

			4,030,593
Wyoming (0.4%)
Sweetwater Cnty., Poll. Control Rev. Bonds (Idaho
Power Co.), 5 1/4s, 7/15/26	A2	1,800,000	2,040,930

			2,040,930

TOTAL INVESTMENTS

Total investments (cost $436,667,754)			$481,772,441

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2011 through July 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $474,743,345.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

Δ Forward commitment, in part or in entirety (Note 1).

The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

34

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Utilities	17.9%
Health care	17.1
Local government	14.8
Education	12.1

The fund had the following insurance concentration greater than 10% at the close of the reporting period (as a percentage of net assets):

NATL	13.3%

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$481,772,441	$—

Totals by level	$—	$481,772,441	$—

The accompanying notes are an integral part of these financial statements.

35

Statement of assets and liabilities 7/31/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $436,667,754)	$481,772,441

Cash	1,171,298

Interest and other receivables	4,710,021

Receivable for shares of the fund sold	1,439,254

Receivable for sales of delayed delivery securities (Note 1)	15,153

Total assets	489,108,167

LIABILITIES

Distributions payable to shareholders	253,789

Payable for investments purchased	3,642,351

Payable for purchases of delayed delivery securities (Note 1)	9,398,867

Payable for shares of the fund repurchased	535,282

Payable for compensation of Manager (Note 2)	176,016

Payable for investor servicing fees (Note 2)	34,800

Payable for custodian fees (Note 2)	3,167

Payable for Trustee compensation and expenses (Note 2)	107,815

Payable for administrative services (Note 2)	963

Payable for distribution fees (Note 2)	113,321

Other accrued expenses	98,451

Total liabilities	14,364,822

Net assets	$474,743,345

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$435,282,548

Distributions in excess of net investment income (Note 1)	(196,456)

Accumulated net realized loss on investments (Note 1)	(5,447,434)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	45,104,687

Total — Representing net assets applicable to capital shares outstanding	$474,743,345

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($398,418,600 divided by 25,303,603 shares)	$15.75

Offering price per class A share (100/96.00 of $15.75)*	$16.41

Net asset value and offering price per class B share ($3,653,609 divided by 231,834 shares)**	$15.76

Net asset value and offering price per class C share ($39,661,994 divided by 2,512,982 shares)**	$15.78

Net asset value and redemption price per class M share ($886,778 divided by 56,181 shares)	$15.78

Offering price per class M share (100/96.75 of $15.78)†	$16.31

Net asset value, offering price and redemption price per class Y share
($32,122,364 divided by 2,038,797 shares)	$15.76

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

36

Statement of operations Year ended 7/31/12

INTEREST INCOME	$19,480,317

EXPENSES

Compensation of Manager (Note 2)	$1,827,208

Investor servicing fees (Note 2)	201,024

Custodian fees (Note 2)	9,248

Trustee compensation and expenses (Note 2)	34,457

Administrative services (Note 2)	13,038

Distribution fees — Class A (Note 2)	821,612

Distribution fees — Class B (Note 2)	30,179

Distribution fees — Class C (Note 2)	309,132

Distribution fees — Class M (Note 2)	4,474

Other	154,531

Total expenses	3,404,903

Expense reduction (Note 2)	(1,940)

Net expenses	3,402,963

Net investment income	16,077,354

Net realized gain on investments (Notes 1 and 3)	541,584

Net unrealized appreciation of investments during the year	28,647,630

Net gain on investments	29,189,214

Net increase in net assets resulting from operations	$45,266,568

The accompanying notes are an integral part of these financial statements.

37

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/12	Year ended 7/31/11

Operations:
Net investment income	$16,077,354	$17,885,068

Net realized gain (loss) on investments	541,584	(1,363,365)

Net unrealized appreciation (depreciation) of investments	28,647,630	(10,228,708)

Net increase in net assets resulting from operations	45,266,568	6,292,995

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(142,475)	(2,651)

Class B	(1,678)	(44)

Class C	(10,775)	(203)

Class M	(411)	(8)

Class Y	(4,728)	(80)

From tax-exempt net investment income
Class A	(13,839,264)	(15,897,356)

Class B	(116,871)	(211,320)

Class C	(963,458)	(997,972)

Class M	(32,632)	(45,639)

Class Y	(846,050)	(563,717)

Increase in capital from settlement payments (Note 6)	—	2,927

Redemption fees (Note 1)	—	201

Increase (decrease) from capital share transactions (Note 4)	69,127,193	(40,791,046)

Total increase (decrease) in net assets	98,435,419	(52,213,913)

NET ASSETS

Beginning of year	376,307,926	428,521,839

End of year (including distributions in excess of net
investment income of $196,456 and $210,086, respectively)	$474,743,345	$376,307,926

The accompanying notes are an integral part of these financial statements.

38

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39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [a]	(in thousands)	net assets (%) [b]	net assets (%)	turnover (%)

Class A
July 31, 2012	$14.66	.61	1.08	1.69	(.60)	—	(.60)	—	—	$15.75	11.77	$398,419.78		3.98	10
July 31, 2011	14.92	.63	(.26)	.37	(.63)	—	(.63)	— [c]	— [d]	14.66	2.58	332,098.77		4.34	25
July 31, 2010	14.27	.63	.64	1.27	(.62)	—	(.62)	— [c]	—	14.92	8.99	378,440	.79 [e]	4.24 [e]	13
July 31, 2009	14.33	.58	(.05)	.53	(.59)	—	(.59)	— [c]	—	14.27	3.84	317,964	.85 [e]	4.07 [e]	22
July 31, 2008	14.59	.56	(.23)	.33	(.57)	(.02)	(.59)	—	—	14.33	2.30	267,448	.85 [e]	3.85 [e]	39

Class B
July 31, 2012	$14.67	.52	1.08	1.60	(.51)	—	(.51)	—	—	$15.76	11.09	$3,654	1.40	3.37	10
July 31, 2011	14.94	.54	(.27)	.27	(.54)	—	(.54)	— [c]	— [d]	14.67	1.84	3,774	1.39	3.68	25
July 31, 2010	14.29	.54	.64	1.18	(.53)	—	(.53)	— [c]	—	14.94	8.36	8,780	1.41 [e]	3.61 [e]	13
July 31, 2009	14.35	.49	(.05)	.44	(.50)	—	(.50)	— [c]	—	14.29	3.21	15,259	1.48 [e]	3.43 [e]	22
July 31, 2008	14.61	.47	(.23)	.24	(.48)	(.02)	(.50)	—	—	14.35	1.62	23,548	1.49 [e]	3.21 [e]	39

Class C
July 31, 2012	$14.69	.49	1.09	1.58	(.49)	—	(.49)	—	—	$15.78	10.88	$39,662	1.55	3.20	10
July 31, 2011	14.96	.52	(.27)	.25	(.52)	—	(.52)	— [c]	— [d]	14.69	1.76	25,825	1.54	3.56	25
July 31, 2010	14.30	.51	.66	1.17	(.51)	—	(.51)	— [c]	—	14.96	8.31	30,968	1.56 [e]	3.47 [e]	13
July 31, 2009	14.36	.47	(.05)	.42	(.48)	—	(.48)	— [c]	—	14.30	3.05	18,802	1.63 [e]	3.29 [e]	22
July 31, 2008	14.61	.45	(.22)	.23	(.46)	(.02)	(.48)	—	—	14.36	1.57	11,689	1.64 [e]	3.06 [e]	39

Class M
July 31, 2012	$14.69	.57	1.08	1.65	(.56)	—	(.56)	—	—	$15.78	11.44	$887	1.05	3.72	10
July 31, 2011	14.96	.59	(.27)	.32	(.59)	—	(.59)	— [c]	— [d]	14.69	2.27	918	1.04	4.06	25
July 31, 2010	14.31	.59	.64	1.23	(.58)	—	(.58)	— [c]	—	14.96	8.78	1,354	1.06 [e]	3.96 [e]	13
July 31, 2009	14.37	.54	(.05)	.49	(.55)	—	(.55)	— [c]	—	14.31	3.57	1,236	1.13 [e]	3.79 [e]	22
July 31, 2008	14.63	.52	(.23)	.29	(.53)	(.02)	(.55)	—	—	14.37	2.03	1,028	1.14 [e]	3.56 [e]	39

Class Y
July 31, 2012	$14.66	.65	1.09	1.74	(.64)	—	(.64)	—	—	$15.76	12.09	$32,122.55		4.17	10
July 31, 2011	14.93	.67	(.28)	.39	(.66)	—	(.66)	— [c]	— [d]	14.66	2.80	13,693.54		4.59	25
July 31, 2010	14.27	.66	.65	1.31	(.65)	—	(.65)	— [c]	—	14.93	9.39	8,980	.56 [e]	4.47 [e]	13
July 31, 2009	14.34	.61	(.06)	.55	(.62)	—	(.62)	— [c]	—	14.27	4.01	5,033	.63 [e]	4.33 [e]	22
July 31, 2008†	14.71	.34	(.36)	(.02)	(.35)	—	(.35)	—	—	14.34	(.09)*	10	.37*[e]	.28*[e]	39

* Not annualized.

† For the period January 2, 2008 (commencement of operations) to July 31, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Amount represents less than $0.01 per share.

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 6).

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

July 31, 2010	0.02%

July 31, 2009	0.01

July 31, 2008	0.01

The accompanying notes are an integral part of these financial statements.

40	41

Notes to financial statements 7/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from August 1, 2011 through July 31, 2012.

Putnam AMT-Free Municipal Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek high current income exempt from federal income tax by investing mainly in tax exempt securities that are investment-grade in quality, and have intermediate-to-long-term maturities.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined

42

as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million ($325 million prior to June 29, 2012) unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% (0.13% prior to June 29, 2012) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2012, the fund had a capital loss carryover of $4,911,572 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$1,013,080	$—	$1,013,080	*

106,659	N/A	106,659	July 31, 2017

3,365,138	N/A	3,365,138	July 31, 2018

426,695	N/A	426,695	July 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

43

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund has elected to defer certain capital losses of $2,590 recognized during the period between November 1, 2011 and July 31, 2012 to its fiscal year ending July 31, 2013.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of dividends payable and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $105,382 to increase distributions in excess of net investment income and $105,382 to decrease to accumulated net realized losses.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Unrealized appreciation	$45,230,626
Unrealized depreciation	$(446)

Net unrealized appreciation	$45,230,180
Undistributed tax exempt income	$57,335
Capital loss carryforward	$(4,911,572)
Post-October capital loss deferral	$(2,590)
Cost for federal income tax purposes	$436,542,261

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,
0.540%	of the next $5 billion,
0.490%	of the next $10 billion,
0.440%	of the next $10 billion,
0.390%	of the next $50 billion,
0.370%	of the next $50 billion,
0.360%	of the next $100 billion and
0.355%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

44

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,940 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $361, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $53,117 and $102 from the sale of class A and class M shares, respectively, and received $3,210 and $1,094 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $12,011 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $89,453,212 and $40,388,022, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

45

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/12		Year ended 7/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	6,983,214	$106,619,277	5,929,285	$87,881,705

Shares issued in connection with
reinvestment of distributions	723,720	11,046,575	801,806	11,667,746

	7,706,934	117,665,852	6,731,091	99,549,451

Shares repurchased	(5,064,335)	(76,739,232)	(9,428,208)	(135,873,715)

Net increase (decrease)	2,642,599	$40,926,620	(2,697,117)	$(36,324,264)

	Year ended 7/31/12		Year ended 7/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	60,725	$935,290	23,985	$349,720

Shares issued in connection with
reinvestment of distributions	6,442	98,321	10,141	148,168

	67,167	1,033,611	34,126	497,888

Shares repurchased	(92,594)	(1,407,295)	(364,546)	(5,299,025)

Net decrease	(25,427)	$(373,684)	(330,420)	$(4,801,137)

	Year ended 7/31/12		Year ended 7/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	1,089,272	$16,742,249	458,601	$6,778,181

Shares issued in connection with
reinvestment of distributions	50,861	779,070	48,868	713,375

	1,140,133	17,521,319	507,469	7,491,556

Shares repurchased	(385,419)	(5,870,982)	(819,688)	(11,859,398)

Net increase (decrease)	754,714	$11,650,337	(312,219)	$(4,367,842)

	Year ended 7/31/12		Year ended 7/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	6,509	$98,828	6,332	$96,151

Shares issued in connection with
reinvestment of distributions	1,639	25,067	2,253	32,955

	8,148	123,895	8,585	129,106

Shares repurchased	(14,485)	(219,984)	(36,581)	(531,842)

Net decrease	(6,337)	$(96,089)	(27,996)	$(402,736)

	Year ended 7/31/12		Year ended 7/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,484,285	$22,779,332	928,447	$13,668,533

Shares issued in connection with
reinvestment of distributions	33,617	516,371	15,755	229,283

	1,517,902	23,295,703	944,202	13,897,816

Shares repurchased	(413,032)	(6,275,694)	(611,793)	(8,792,883)

Net increase	1,104,870	$17,020,009	332,409	$5,104,933

46

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $2,893 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $34 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

47

Federal tax information (Unaudited)

The fund has designated 99.0% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

48

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

49

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

50

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Michael J. Higgins
Putnam Investment	Katinka Domotorffy	Vice President and Treasurer
Management, LLC	John A. Hill
One Post Office Square	Paul L. Joskow	Janet C. Smith
Boston, MA 02109	Elizabeth T. Kennan	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Manager	Robert E. Patterson	and Assistant Treasurer
Putnam Investments Limited	George Putnam, III
57–59 St James’s Street	Robert L. Reynolds	Susan G. Malloy
London, England SW1A 1LD	W. Thomas Stephens	Vice President and
Assistant Treasurer
Marketing Services	Officers
Putnam Retail Management	Robert L. Reynolds	James P. Pappas
One Post Office Square	President	Vice President
Boston, MA 02109
	Jonathan S. Horwitz	Mark C. Trenchard
Custodian	Executive Vice President,	Vice President and
State Street Bank	Principal Executive Officer, and	BSA Compliance Officer
and Trust Company	Compliance Liaison
Judith Cohen
Legal Counsel	Steven D. Krichmar	Vice President, Clerk, and
Ropes & Gray LLP	Vice President and	Associate Treasurer
Principal Financial Officer
Independent Registered		Nancy E. Florek
Public Accounting Firm	Robert T. Burns	Vice President, Proxy
PricewaterhouseCoopers LLP	Vice President and	Manager, Assistant Clerk, and
	Chief Legal Officer	Associate Treasurer
Trustees
Jameson A. Baxter, Chair	Robert R. Leveille
Liaquat Ahamed	Vice President and
Ravi Akhoury	Chief Compliance Officer
Barbara M. Baumann
Charles B. Curtis

This report is for the information of shareholders of Putnam AMT-Free Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

AN043
276195 9/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2012	$60,516	$--	$11,298	$799
July 31, 2011	$69,556	$--	$6,746	$ —

For the fiscal years ended July 31, 2012 and July 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $174,106 and $179,128 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2012	$ —	$45,000	$ —	$ —

July 31, 2011	$ —	$173,510	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2012

Date of reporting period:	August 1, 2011 — July 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PTHAX

Putnam Tax-Free High Yield Fund

Annual report
7|31|12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Tax-Free High Yield
Fund

Annual report
7 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	22

Federal tax information	56

About the Trustees	57

Officers	59

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federal tax-exempt funds may be subject to state and local taxes. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

High volatility continues to challenge stock and bond investors around the globe. Year-to-date through July 2012, markets have made major advances and suffered sharp declines. Investor confidence has accordingly waxed, waned, and rebounded with renewed strength. These fluctuations reflect fast-changing perceptions of global macroeconomic data and policymakers’ inability to decisively solve problems ranging from deep structural issues in Europe’s economy to China’s fluctuating growth rate and U.S. fiscal risks. Amid the uncertainties these challenges engender, taking the long view becomes all the more critical for investors, as does relying on the expertise of a financial advisor, who can help you maintain a balanced investment approach.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors. Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking high current income exempt from federal income tax

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam Tax-Free High Yield Fund can help investors reduce the impact of both by investing in higher-yielding municipal bonds, which offer the potential for a greater stream of income along with tax advantages.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax, and from state taxes for residents of the state in which the bond is issued.

Municipal bonds are backed by either the issuing city or town or by revenues collected from usage fees, and, as a result, have varying degrees of credit risk (the risk that the issuer will not be able to repay the bond).

Many high-yield municipal bonds are not rated by independent rating agencies such as Standard & Poor’s and Moody’s. This is mainly because many issuers decide not to pursue a rating that might be below investment grade. As a result, investment managers must do additional research to determine whether these bonds are prudent investments.

Once the fund has invested in a bond, the fund’s managers continue to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of this in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield: The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2012.

Results for investors subject to lower tax rates would not be as advantageous.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

Interview with your fund’s portfolio manager

Putnam Tax-Free High Yield Fund posted strong gains during its fiscal year. How would you describe the investment environment?

The past 12 months marked a particularly strong period for municipal bonds and for the fund. For much of the period, interest rates trended lower as investors worried over the possibility of a deteriorating situation in the European sovereign debt markets and a slowing economy in the United States. This downward trend in rates helped bond markets in general, as bond prices move in the opposite direction of rates. Technical factors were also a tailwind for investors, as supply in the market continued to be outpaced by strong demand, particularly since many municipal issuers have been taking advantage of today’s low prevailing interest rates by refunding existing debt. Against this backdrop, tax-exempt bonds posted solid returns and outpaced the broad taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index. Moreover, I am pleased to report that the fund outperformed both its benchmark and the average return of its Lipper peer group over the past 12 months.

What has the default picture looked like in the municipal bond market?

In the wake of the financial crisis in 2008, defaults in the municipal bond market remained relatively low. During the final

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/12. See pages 4 and 10–13 for additional fund performance information. Index descriptions can be found on pages 15–16.

months of 2011, however, a handful of high-profile bankruptcies led to an uptick in the overall default rate, with American Airlines and Jefferson County, Alabama, both filing for bankruptcy. Bankruptcy filings have continued to capture headlines in 2012, with three California cities — Mammoth Lakes, San Bernardino, and Stockton — all filing for protection this year. While these developments have captured media attention, it’s important to put them into context. Through the end of July 2012, $2.9 billion of the $3.7 trillion municipal bond market had defaulted, representing about 0.07% of the overall market. On an annualized basis, this figure is in line with the 10-year average annual default rate, and represents a marked decline from 2011’s annual cumulative default rate. Looking ahead, we believe defaults are likely to remain in line with historical averages. That said, we also believe it’s likely that certain cities or counties will continue to capture headlines in 2012 as a number of municipalities work to find their fiscal footing and additional bankruptcy filings are certainly a possibility.

What effect have potential policy changes had on the tax-exempt bond market?

As the 2012 presidential election race has heated up, there has been more discussion about tax reform. For example, in President Obama’s fiscal 2013 budget proposal, individuals and married couples earning more than $200,000 and $250,000, respectively, would be able to exclude from federal taxes 28 cents of every dollar of municipal bond income earned. Meanwhile, Republicans in general, and presumptive presidential nominee Mitt Romney in particular, have called for a flatter rate on a broader tax base.

Tax rates, of course, represent one component of the broader “fiscal cliff”

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

looming at the end of the year. Without additional legislation, the so-called Bush-era tax cuts will expire and federal funding will automatically be sequestered — per last year’s debt ceiling negotiations — beginning January 1, 2013. The estimates we have seen peg the impact on GDP of the higher taxes and decreased government spending that make up the “cliff” anywhere from –2% to –4%. With the U.S. economy only growing at a rate of about 2% a year, that level of decline obviously would be detrimental. Lawmakers are keenly aware of the issues, and our belief is that Congress will likely act sometime before the end of the year, but not until after the November elections. These issues are highly politicized, and the timing in addressing them will in part be dependent upon when the current debt ceiling limits are hit — which is currently projected to happen in early 2013.

It’s difficult to gauge the net effect of this policy uncertainty. To date, the performance of the municipal bond market has been quite strong, and investors have been willing to accept an uncertain future for tax rates and government spending. That attitude may change as the year progresses, depending on the outcome of these issues.

How are states’ finances faring today?

We have definitely seen improvement across the board in states’ finances. The National Conference of State Legislatures recently

Credit qualities are shown as a percentage of net assets as of 7/31/12. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

reported that for the first time since 2008, more than half of the states are projected to finish their fiscal years with positive balances, an encouraging trend.

That said, stresses continue to exist at the local level. One of the ways that many states have lowered expenses has been to reduce their financial support at the local level. Moreover, should the economy begin to decelerate and growth to stall, that would almost certainly negatively affect municipal finances. With this in mind, we are taking a somewhat cautious view on the outlook for local revenues overall.

How did you position the portfolio during the fund’s fiscal year?

We sought to benefit from improving fundamentals in the municipal bond market. While we believed that the budget challenges faced by many municipalities were significant, we were confident that conditions would improve as long as the broad economy did not stall. Against this backdrop, we believed that essential service revenue bonds continued to be attractive, while we remained highly selective regarding the fund’s positioning in local general obligation bonds [G.O.s], which are securities issued at the city or county level. As the federal government looks to reduce transfer payments to the states, we believe that these types of bonds are at risk for downgrades or other headline-driven price volatility. And unlike state general obligation bonds, local G.O.s rely more on property tax revenue than on income or sales taxes. With real-estate prices still under pressure in many markets, property taxes have been relatively slow to recover.

From a credit perspective, we held overweight positions in Baa-rated securities versus the fund’s benchmark. In terms of

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time. Average maturity depends on the maturity of the underlying bonds within each fund. The longer the maturity, the greater the interest rate risk.

sectors, relative to the benchmark index, we favored higher education, utility, and health-care bonds, including those of higher-quality hospitals and continuing-care retirement communities. Overall, this positioning generally helped the fund’s relative performance during its fiscal year.

What is your outlook for the months ahead?

Technical factors in the market have been positive — specifically, higher refunding activity and strong investor demand. However, we believe that some uncertainty remains. We believe that states will continue to face financial challenges as the economy struggles to find its footing. For the most part, however, it is our belief that fiscal conditions across the country are showing signs of gradual improvement: Tax receipts are beginning to improve, albeit slowly, and we believe defaults will likely remain in line with long-term averages for the remainder of 2012.

Our main focus, however, remains on the economy and Congress’s plans to reduce the deficit. Higher federal income tax rates, a change in the tax status of municipal bonds, and significant cuts in state funding all would have consequences for the municipal bond market, in our view. But for investors with longer time horizons, we believe that our actively managed approach remains a prudent way to diversify holdings and generate tax-exempt income in the high-yield municipal bond market.

Thank you, Paul, for your time today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul M. Drury has a B.A. from Suffolk University. A CFA charterholder, Paul has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund’s portfolio managers are Susan A. McCormack, CFA, and Thalia Meehan, CFA.

IN THE NEWS

Speculation is high that additional monetary easing may soon be in the works. The U.S. Federal Reserve has engaged in unprecedented attempts to stimulate the economy since the onset of the global financial crisis, beginning with two rounds of bond buying called “quantitative easing.” Dubbed “QE1” and “QE2” in the press, these large-scale expansions of the Fed’s balance sheets were followed by a program called “Operation Twist,” by which the Fed sells short-term debt on its books and uses the proceeds to purchase longer-term Treasuries and mortgage-backed securities. The goal of these programs has been to inject liquidity into the markets and drive down interest rates. Some market watchers believe “QE3” may be around the corner, this time aimed specifically at reducing today’s already low mortgage rates.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/12

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.43%	6.27%	5.98%	5.98%	5.59%	5.59%	6.19%	6.06%	6.15%

10 years	66.81	60.02	56.68	56.68	54.45	54.45	62.00	56.65	63.50
Annual average	5.25	4.81	4.59	4.59	4.44	4.44	4.94	4.59	5.04

5 years	29.21	24.17	25.29	23.32	24.73	24.73	27.55	23.35	30.72
Annual average	5.26	4.42	4.61	4.28	4.52	4.52	4.99	4.29	5.50

3 years	42.90	37.22	40.38	37.38	39.83	39.83	41.77	37.16	44.21
Annual average	12.64	11.12	11.97	11.17	11.82	11.82	12.34	11.11	12.98

1 year	15.03	10.47	14.33	9.33	14.24	13.24	14.68	10.90	15.38

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Class B share performance does not assume conversion to class A shares.

Comparative index returns For periods ended 7/31/12

		Lipper High Yield Municipal Debt Funds
	Barclays Municipal Bond Index	category average*

Annual average
(life of fund)	7.16%	6.45%

10 years	67.76	58.12
Annual average	5.31	4.66

5 years	34.61	19.00
Annual average	6.12	3.46

3 years	24.54	40.34
Annual average	7.59	11.94

1 year	10.51	14.88

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/12, there were 118, 101, 88, 64, and 5 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,668 and $15,445, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,665. A $10,000 investment in the fund’s class Y shares would have been valued at $16,350.

Fund price and distribution information For the 12-month period ended 7/31/12

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.596102		$0.521416	$0.503081	$0.563959		$0.624314

Capital gains [2]	—		—	—	—		—

Total	$0.596102		$0.521416	$0.503081	$0.563959		$0.624314

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

7/31/11	$11.56	$12.04	$11.58	$11.58	$11.57	$11.96	$11.59

7/31/12	12.66	13.19	12.68	12.69	12.66	13.09	12.70

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	4.21%	4.04%	3.60%	3.44%	3.95%	3.82%	4.43%

Taxable equivalent [4]	6.48	6.22	5.54	5.29	6.08	5.88	6.82

Current 30-day SEC yield [5]
(with expense limitation)	N/A	3.42	2.95	2.80	N/A	3.19	3.79

Taxable equivalent [4]	N/A	5.26	4.54	4.31	N/A	4.91	5.83

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 35.00% federal tax rate for 2012. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/12

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.37%	6.21%	5.93%	5.93%	5.53%	5.53%	6.14%	6.00%	6.09%

10 years	63.79	57.13	53.86	53.86	51.66	51.66	59.18	53.94	60.31
Annual average	5.06	4.62	4.40	4.40	4.25	4.25	4.76	4.41	4.83

5 years	27.25	22.24	23.36	21.43	22.65	22.65	25.58	21.42	28.50
Annual average	4.94	4.10	4.29	3.96	4.17	4.17	4.66	3.96	5.14

3 years	42.78	37.04	40.10	37.10	39.59	39.59	41.65	37.12	43.94
Annual average	12.60	11.07	11.90	11.09	11.76	11.76	12.31	11.10	12.91

1 year	14.41	9.81	13.67	8.67	13.52	12.52	14.10	10.45	14.63

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 7/31/11	0.80%	1.42%	1.57%	1.07%	0.57%

Annualized expense ratio for the six-month
period ended 7/31/12*	0.81%	1.43%	1.58%	1.08%	0.58%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2012, to July 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.15	$7.32	$8.09	$5.53	$2.98

Ending value (after expenses)	$1,062.40	$1,058.80	$1,059.00	$1,060.80	$1,064.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2012, use the following calculation method. To find the value of your investment on February 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.07	$7.17	$7.92	$5.42	$2.92

Ending value (after expenses)	$1,020.84	$1,017.75	$1,017.01	$1,019.49	$1,021.98

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2012, Putnam employees had approximately $332,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper High Yield Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	1st

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 125, 104 and 88 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Tax-Free Income Trust and Shareholders of Putnam Tax-Free High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free High Yield Fund (the “fund”) at July 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2012 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 14, 2012

The fund’s portfolio 7/31/12

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	NATL National Public Finance Guarantee Corp.
AGO Assured Guaranty, Ltd.	Radian Insd. Radian Group Insured
AMBAC AMBAC Indemnity Corporation	U.S. Govt. Coll. U.S. Government Collateralized
Cmnwlth. of PR Gtd. Commonwealth of	VRDN Variable Rate Demand Notes, which are
Puerto Rico Guaranteed	floating-rate securities with long-term maturities, that
COP Certificates of Participation	carry coupons that reset every one or seven days. The
FRB Floating Rate Bonds: the rate shown is	rate shown is the current interest rate at the close of
the current interest rate at the close of the	the reporting period.
reporting period

MUNICIPAL BONDS AND NOTES (99.0%)*	Rating**	Principal amount	Value

Alabama (0.9%)
Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 7s, 2/1/36	Ba1	$4,800,000	$5,237,952

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A
6 1/4s, 11/1/33	BBB	3,000,000	3,400,500
5.8s, 5/1/34	BBB	1,750,000	1,956,658

			10,595,110
Arizona (3.7%)
Apache Cnty., Indl. Dev. Auth. Poll. Control Rev.
Bonds (Tucson Elec. Pwr. Co.), Ser. A, 4 1/2s,
3/1/30	Baa3	3,000,000	3,108,630

AZ State Sports & Tourism Auth. Rev. Bonds
(Multipurpose Stadium Fac.), Ser. A, 5s, 7/1/31	A1	5,000,000	5,614,500

Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A
7 5/8s, 12/1/29	BB–/P	5,575,000	5,789,915
7 1/4s, 12/1/19	BB–/P	500,000	520,585

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Regl. Hlth. Ctr.), 7 3/4s, 12/1/30	BBB+/P	2,835,000	2,898,362
(Sierra Vista Cmnty. Hosp.), 6.45s, 12/1/17	BBB+/P	1,510,000	1,645,704
(Sierra Vista Regl. Hlth. Ctr.), Ser. A, 6.2s,
12/1/21	BBB+/P	825,000	939,362

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s,
10/1/32	Baa3	4,000,000	4,224,040

Glendale, Indl. Dev. Auth. Rev. Bonds (John C.
Lincoln Hlth. Network), 5s, 12/1/42	BBB+	1,000,000	1,032,480

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	4,800,000	5,739,023

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds (Great
Hearts Academies Project), 6.3s, 7/1/42	BBB/F	430,000	449,333

Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds
(Career Success Schools), 7 1/8s, 1/1/45	BB+	500,000	517,515

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

Arizona cont.
Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Tucson Elec. Pwr. Co.), Ser. A, 6 3/8s, 9/1/29	Baa3	$2,500,000	$2,542,100
(Tucson Elec. Pwr. Co.), 5 3/4s, 9/1/29	Baa3	1,000,000	1,063,530
(Horizon Cmnty. Learning Ctr.), 5 1/4s, 6/1/35	BBB	1,395,000	1,327,245
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	2,450,000	2,362,388

Salt Verde, Fin. Corp. Gas Rev. Bonds
5s, 12/1/37	A–	1,430,000	1,493,034
5s, 12/1/32	A–	1,500,000	1,566,435

Tempe, Indl. Dev. Auth. Rev. Bonds
(Friendship Village), Ser. A, 6s, 12/1/32	BB–/P	1,350,000	1,449,549

			44,283,730
Arkansas (0.2%)
Arkadelphia, Pub. Ed. Fac. Board Rev. Bonds
(Ouachita Baptist U.), 6s, 3/1/33	BBB–/P	2,000,000	2,206,540

			2,206,540
California (15.0%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmnty.), 6s, 7/1/31	BBB+	1,295,000	1,463,648

CA Rev. Bonds (Catholic Hlth. Care West), Ser. A,
6s, 7/1/39	A2	5,000,000	5,878,650

CA Edl. Fac. Auth. Rev. Bonds
(Pacific U.), Ser. A, 5s, 11/1/42	A2	785,000	870,078
(U. of La Verne), Ser. A, 5s, 6/1/35	Baa2	1,500,000	1,525,995

CA Hlth. Fac. Fin. Auth. Rev. Bonds (Stanford
Hosp. Clinics), Ser. A, 5s, 8/15/42	Aa3	3,000,000	3,375,240

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA)
5 1/4s, 2/1/46	Baa2	7,000,000	7,162,890
5 1/4s, 2/1/37	Baa2	3,205,000	3,311,021

CA Muni. Fin. Auth. Rev. Bonds (Emerson College),
6s, 1/1/42	Baa1	3,330,000	3,948,447

CA Poll. Control Fin. Auth. VRDN (Pacific Gas &
Electric Corp.)
Ser. F, 0.12s, 11/1/26	A–1+	250,000	250,000
Class C, 0.16s, 11/1/26	A–1+	4,000,000	4,000,000

CA Poll. Control Fin. Auth. Solid Waste Disp.
144A Rev. Bonds (Waste Management, Inc.),
Ser. A-2, 5.4s, 4/1/25	BBB	2,000,000	2,162,220

CA State G.O. Bonds
5 1/4s, 4/1/35	A1	7,000,000	8,002,680
5 1/4s, 3/1/30	A1	7,225,000	8,235,343
5s, 11/1/32	A1	5,000,000	5,461,400
5s, 9/1/30	A1	7,500,000	8,480,400

CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6 5/8s, 11/1/34	A2	3,750,000	4,642,800
Ser. A-1, 6s, 3/1/35	A2	2,000,000	2,363,800
(States Prisons — LA), Ser. C, 5 3/4s, 10/1/31	A2	1,000,000	1,170,720
(Dept. of Forestry & Fire), Ser. E, 5s, 11/1/32	A2	1,750,000	1,859,165
(Judicial Council Projects), Ser. D, 5s, 12/1/31	A2	1,000,000	1,081,210
(Capital Projects), Ser. A, 5s, 4/1/30	A2	10,000,000	11,030,300

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

California cont.
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(American Baptist Homes West), 6 1/4s, 10/1/39	BBB	$2,500,000	$2,722,025
(Irvine, LLC-UCI East Campus), 6s, 5/15/40	Baa2	6,000,000	6,526,500
(U. CA Irvine E. Campus Apts. Phase 1),
5 3/8s, 5/15/38	Baa2	1,500,000	1,615,680
(Sr. Living-Presbyterian Homes), Ser. A,
4 7/8s, 11/15/36	BBB–	1,000,000	986,610

CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds
(Thomas Jefferson School of Law), Ser. A,
7 1/4s, 10/1/38	BB	2,025,000	2,177,240
(Front Porch Cmntys. & Svcs.), Ser. A,
5 1/8s, 4/1/37	BBB	3,300,000	3,368,970

Cathedral City, Impt. Board Act of 1915 Special
Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02
5.05s, 9/2/35	BB+/P	1,780,000	1,765,546
5s, 9/2/30	BB+/P	1,695,000	1,701,033

Chula Vista, Cmnty. Fac. Dist. Special Tax Rev.
Bonds (No. 07-I Otay Ranch Village Eleven)
5.8s, 9/1/28	BB+/P	1,780,000	1,814,728
5.1s, 9/1/26	BB+/P	335,000	341,402

Foothill/Eastern Corridor Agcy. Rev. Bonds
(CA Toll Road), 5.85s, 1/15/23	Baa3	1,500,000	1,565,820
(CA Toll Road), 5 3/4s, 1/15/40	Baa3	3,200,000	3,202,592
zero %, 1/15/38	Baa3	9,000,000	1,954,800
zero %, 1/15/37	Baa3	5,000,000	1,153,200
zero %, 1/15/30	Baa3	6,000,000	2,127,300

Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. A-1, 5s, 6/1/33	B3	3,000,000	2,411,370
Ser. A-1, 4 1/2s, 6/1/27	B	2,000,000	1,713,240
Ser. A-2, stepped coupon zero %, (5.3s 12/1/12),
6/1/37 ††	B3	8,000,000	6,313,040

Irvine Pub. Fac. & Infrastructure Auth. Special
Assmt. Bonds, Ser. A, 4 1/2s, 9/2/26	BBB+	1,000,000	1,030,350

Irvine, Impt. Board Act of 1915 Special Assmt.
Bonds (Dist. No. 03-19)
5s, 9/2/29	BB–/P	1,670,000	1,541,644
5s, 9/2/25	BB–/P	1,270,000	1,219,276

Irvine, Impt. Board Act of 1915 Ltd. Oblig.
Special Assmt. Bonds (No. 03-19 Group 4),
5s, 9/2/29	BB/P	660,000	665,300

M-S-R Energy Auth. Rev. Bonds
Ser. A, 6 1/2s, 11/1/39	A–	1,250,000	1,579,975
Ser. B, 6 1/2s, 11/1/39	A–	2,000,000	2,527,960

North Natomas, Cmnty. Fac. Special Tax Bonds
(Dist. No. 4), Ser. D, 5s, 9/1/33	BBB–/P	340,000	341,727
Ser. D, 5s, 9/1/26	BBB–/P	1,070,000	1,089,292

Oakland, Unified School Dist. Alameda Cnty., G.O.
Bonds (Election 2006), Ser. A, 5 1/2s, 8/1/32	BBB/P	1,500,000	1,655,250

Oakley, Pub. Fin. Auth. Special Assmt. Bonds,
5s, 9/2/31	BBB–	1,645,000	1,692,195

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

California cont.
Orange Cnty., Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Ladera Ranch No. 02-1), Ser. A,
5.55s, 8/15/33	BBB–/P	$2,875,000	$2,890,525

Poway, Unified School Dist. G.O. Bonds,
zero %, 8/1/40	Aa2	7,000,000	1,732,780

Sacramento, Special Tax Rev. Bonds (North Natomas
Cmnty. Fac.)
Ser. 01-03, 6s, 9/1/28	BBB/P	680,000	680,653
Ser. 97-01, 5.1s, 9/1/35	BB+/P	2,895,000	2,897,692
Ser. 97-01, 5s, 9/1/29	BB+/P	1,355,000	1,358,659

San Bernardino, Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. B, zero %, 8/1/44	Aa2	15,000,000	2,966,700

San Diego, Unified School Dist. G.O. Bonds
Ser. C, zero %, 7/1/47	Aa2	10,000,000	1,688,800
Ser. C, zero %, 7/1/46	Aa2	5,000,000	888,550
(Election of 2008), Ser. C, zero %, 7/1/40	Aa2	5,000,000	1,219,400

San Francisco City & Cnty. Arpt. Comm. Intl.
Arpt. Rev. Bonds, Ser. A
5s, 5/1/32	A1	1,000,000	1,108,940
5s, 5/1/30	A1	400,000	447,756

San Francisco City & Cnty. Redev. Agcy. Cmnty.
Fac. Dist. Special Tax Bonds (No. 6 Mission Bay
South), Ser. A, 5.15s, 8/1/35	BB+/P	1,000,000	1,012,150

San Francisco, City & Cnty. Redev. Fin. Auth. Tax
Alloc. Bonds (Mission Bay South Redev.), Ser. D,
6 1/2s, 8/1/31	BBB	500,000	544,730

San Joaquin Hills, Trans. Corridor Agcy. Toll Rd.
Rev. Bonds, Ser. A, 5 1/2s, 1/15/28	BB–	1,500,000	1,500,285

Santaluz, Cmnty. Facs. Dist. No. 2 Special Tax
Bonds (Impt. Area No. 1), Ser. A
5s, 9/1/29 (Prerefunded 9/1/21)	BBB+	995,000	1,055,307
5s, 9/1/28 (Prerefunded 9/1/21)	BBB+	995,000	1,057,625

Selma, Unified School Dist. G.O. Bonds (Election
of 2006), Ser. C, AGO, zero %, 8/1/37	AA–	2,400,000	580,488

Southern CA Pub. Pwr. Auth. Rev. Bonds
(Natural Gas), Ser. A, 5 1/4s, 11/1/21	Baa1	1,500,000	1,654,590

Sunnyvale, Special Tax Rev. Bonds (Cmnty. Fac.
Dist. No. 1), 7 3/4s, 8/1/32	B+/P	3,780,000	3,784,687

Thousand Oaks, Cmnty. Fac. Dist. Special Tax
Special Tax Bonds (Marketplace 94-1),
zero %, 9/1/14	B–/P	2,665,000	2,316,365

Turlock, Irrigation Dist. Rev. Bonds,
5 1/2s, 1/1/41	A2	5,000,000	5,766,300

Vernon, Elec. Syst. Rev. Bonds, Ser. A,
5 1/2s, 8/1/41	A–	750,000	821,213

			181,054,267
Colorado (2.8%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A, 9s, 1/1/34	BB–/P	750,000	799,763
(Christian Living Cmnty.), 6 3/8s, 1/1/41	BB–/P	810,000	904,357
(Total Longterm Care National), Ser. A,
6 1/4s, 11/15/40	BBB–/F	800,000	881,896

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

Colorado cont.
CO Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran), Ser. A, 6 1/8s, 6/1/38
(Prerefunded 6/1/14)	A3	$4,810,000	$5,316,541
(Evangelical Lutheran), 5.9s, 10/1/27
(Prerefunded 10/1/12)	A3	5,000,000	5,046,100
(Christian Living Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB–/P	2,850,000	2,987,484
(Valley View Assn.), 5 1/4s, 5/15/42	BBB+	3,025,000	3,133,295
(Valley View Assn.), 5 1/8s, 5/15/37	BBB+	1,000,000	1,033,080
(Evangelical Lutheran Good Samaritan Society),
5s, 12/1/33	A3	6,250,000	6,769,313

CO Pub. Hwy. Auth. Rev. Bonds
(E-470), zero %, 9/1/41	Baa2	1,000,000	201,260
Ser. A, NATL, zero %, 9/1/28	Baa2	5,000,000	2,285,100

CO Springs, Hosp. Rev. Bonds, 6 3/8s, 12/15/30	A3	755,000	756,608

E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A,
NATL, zero %, 9/1/34	Baa2	12,000,000	3,789,240

			33,904,037
Connecticut (0.3%)
Hamden, Fac. Rev. Bonds (Whitney Ctr.), Ser. A,
7 3/4s, 1/1/43	BB/P	2,800,000	3,014,956

			3,014,956
Delaware (0.7%)
DE St. Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.4s, 2/1/31	BBB+	1,700,000	1,889,720
(Indian River Pwr.), 5 3/8s, 10/1/45	Baa3	6,200,000	6,726,690

			8,616,410
District of Columbia (1.7%)
DC Rev. Bonds (Howard U.), Ser. A, 6 1/2s, 10/1/41	A3	7,000,000	8,298,080

DC Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A, zero %, 6/15/46	B+/F	34,730,000	2,841,261

DC U. Rev. Bonds (Gallaudet U.), 5 1/2s, 4/1/41	A+	2,000,000	2,264,600

Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds (2nd Sr. Lien), Ser. B
zero %, 10/1/40	Baa1	995,000	207,199
zero %, 10/1/39	Baa1	10,000,000	2,201,800
zero %, 10/1/38	Baa1	20,000,000	4,655,800

			20,468,740
Florida (4.8%)
Escambia Cnty., Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5s, 8/1/26	BBB	1,500,000	1,500,885

Fishhawk, Cmnty. Dev. Dist. II Special Assmt.
Bonds, Ser. B, 7.04s, 11/1/14	B–/P	70,000	70,711

Heritage Harbour Marketplace Cmnty., Dev. Dist.
Special Assmt. Bonds, 5.6s, 5/1/36	B/P	2,280,000	2,068,918

Jacksonville, Econ. Dev. Comm. Hlth. Care Fac.
Rev. Bonds (FL Proton Therapy Inst.), Ser. A,
6s, 9/1/17	BB–/P	860,000	995,570

Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev.
Bonds (Gerdau Ameristeel US, Inc.), 5.3s, 5/1/37	Baa3	5,250,000	5,250,210

Lakeland, Retirement Cmnty. 144A Rev. Bonds (1st
Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	1,820,000	1,890,034

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

Florida cont.
Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac.
Rev. Bonds
(Shell Pt./Alliance Oblig. Group),
5 1/8s, 11/15/36	BB	$4,925,000	$4,847,284
(Shell Pt./Alliance), 5s, 11/15/32	BB	3,210,000	3,161,497

Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.), Ser. A, 6.7s, 11/15/19	Baa2	2,000,000	2,027,660

Miami-Dade Cnty., Aviation Rev. Bonds
(Miami Intl. Arpt.), Ser. A-1, 5 3/8s, 10/1/41	A2	1,000,000	1,130,540
Ser. B, 5s, 10/1/41	A2	4,500,000	4,869,090

Middle Village Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A, 6s, 5/1/35	BB/P	2,000,000	1,623,860

Myrtle Creek, Impt. Dist. Special Assmt. Bonds,
Ser. A, 5.2s, 5/1/37	B+/P	2,020,000	1,808,062

Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds
(Republic Drive/Universal), 5s, 4/1/24	A–/F	2,760,000	3,094,374

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	7,000,000	7,661,360

Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.7s, 5/1/37	B–/P	2,505,000	1,650,519

Pinellas Cnty., Edl. Fac. Auth. Rev. Bonds
(Barry U.)
5 1/4s, 10/1/30	BBB	1,210,000	1,324,623
5s, 10/1/27	BBB	1,750,000	1,920,923

Sarasota Cnty., Hlth. Fac. Auth. Retirement Fac.
Rev. Bonds (Village On The Isle), 5 1/2s, 1/1/27	BBB+/F	1,950,000	2,066,649

South Bay, Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. B-1, 5 1/8s, 11/1/12 (In default) †	D/P	2,035,000	671,550

Tampa Bay, Cmnty. Dev. Dist. Special Assmt. Bonds
(New Port), Ser. A, 5 7/8s, 5/1/38 (In default) †	D/P	1,880,000	737,900

Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds,
5.4s, 5/1/37	CCC/P	3,115,000	2,772,693

Town Ctr. at Palm Coast, Cmnty. Dev. Dist.
Special Assmt. Bonds, 6s, 5/1/36	B/P	1,830,000	1,377,972

Verandah, West Cmnty. Dev. Dist. Special Assmt.
Bonds (Cap. Impt.), Ser. A, 6 5/8s, 5/1/33	B+/P	850,000	858,296

Verano Ctr. Cmnty. Dev. Dist. Special Assmt.
Bonds (Cmnty. Infrastructure), Ser. A,
5 3/8s, 5/1/37	B–/P	955,000	695,326

Village Cmnty. Dev. Dist. No. 8 Special Assmt.
Bonds (Phase II), 6 1/8s, 5/1/39	BB–/P	965,000	1,115,637

Village Cmnty. Dev. Dist. No. 9 Special Assmt.
Bonds, 5s, 5/1/22	B+/P	850,000	914,430

			58,106,573
Georgia (2.7%)
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A1	5,000,000	6,098,050

Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds
(Delta Airlines), Ser. B, 9s, 6/1/35	CCC+	4,000,000	4,405,480

Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A, 6 1/8s, 2/15/34	BB/P	1,800,000	1,823,544

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

Georgia cont.
GA State Private College & U. Auth. Rev. Bonds
(Mercer U.)
Ser. C, 5 1/4s, 10/1/30	Baa2	$1,990,000	$2,206,452
Ser. A, 5 1/4s, 10/1/27	Baa2	4,250,000	4,747,208
Ser. A, 5s, 10/1/32	Baa2	1,100,000	1,183,622

Gainesville & Hall Cnty., Devauth Retirement
Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.),
Ser. A-2, 6 5/8s, 11/15/39	BBB+	1,200,000	1,382,496

Main St. Natural Gas, Inc. Rev. Bonds (GA Gas),
Ser. A, 5 1/2s, 9/15/21	A–	1,255,000	1,389,486

Marietta, Dev. Auth. Rev. Bonds (U. Fac. — Life
U., Inc.), 7s, 6/15/39	Ba3	4,150,000	4,400,619

Med. Ctr. Hosp. Auth. Rev. Bonds (Spring Harbor
Green Island), 5 1/4s, 7/1/27	B+/P	2,800,000	2,804,648

Rockdale Cnty., Dev. Auth. Rev. Bonds
(Visy Paper), Ser. A, 6 1/8s, 1/1/34	B–/P	1,400,000	1,458,772

			31,900,377
Guam (0.1%)
Territory of GU, Rev. Bonds, Ser. A, 5 3/8s, 12/1/24	BBB+	1,000,000	1,110,660

Territory of GU, Dept. of Ed. COP (John F.
Kennedy High School), Ser. A, 6 7/8s, 12/1/40	B	500,000	549,950

			1,660,610
Hawaii (0.9%)
HI State Dept. Budget & Fin. Rev. Bonds
(Craigside), Ser. A, 9s, 11/15/44	B/P	1,350,000	1,615,896
(Hawaiian Elec. Co. — Subsidiary), 6 1/2s, 7/1/39	Baa1	7,000,000	8,143,660
(Kahala Nui), 5 1/8s, 11/15/32 Δ	BBB–/F	800,000	850,232

			10,609,788
Illinois (5.1%)
Chicago, G.O. Bonds, Ser. A, 5s, 1/1/33	Aa3	5,000,000	5,652,450

Chicago, Special Assmt. Bonds (Lake Shore East),
6 3/4s, 12/1/32	BB/P	5,478,000	5,685,781

Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. A,
5 3/4s, 1/1/39	A2	5,000,000	5,889,150

Chicago, Wtr. Rev. Bonds, 5s, 11/1/42	Aa3	5,500,000	6,245,415

Du Page Cnty., Special Svc. Area No. 31 Special
Tax Bonds (Monarch Landing), 5 5/8s, 3/1/36	B/P	900,000	876,465

IL Fin. Auth. Rev. Bonds
(Provena Hlth.), Ser. A, 7 3/4s, 8/15/34	Baa1	3,500,000	4,536,770
(Rush U. Med. Ctr.), Ser. A, 7 1/4s, 11/1/38	A2	2,150,000	2,715,622
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB–	5,250,000	6,310,553
(IL Rush U. Med Ctr.), Ser. C, 6 5/8s, 11/1/39	A2	1,425,000	1,727,542
(Navistar Intl. Recvy. Zone), 6 1/2s, 10/15/40	B1	1,300,000	1,344,018
(Roosevelt U.), 6 1/2s, 4/1/39	Baa2	4,000,000	4,508,280
(Landing At Plymouth Place), Ser. A, 6s, 5/15/25	B+/P	1,550,000	1,438,788
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa2	2,000,000	2,135,600

IL Fin. Auth. Solid Waste Disposal (Waste
Mgmt., Inc.), Ser. A, 5.05s, 8/1/29	BBB	5,045,000	5,274,245

IL Hlth. Fac. Auth. Rev. Bonds (Cmnty. Rehab.
Providers Fac.)
8 1/4s, 8/1/12	CCC/P	100,503	63,950
Ser. A, 7 7/8s, 7/1/20	CCC/P	487,744	363,808

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

Illinois cont.
IL State G.O. Bonds, 5s, 3/1/34	A+	$1,250,000	$1,369,450

Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds (McCormick), Ser. B, AGM,
zero %, 6/15/43	AAA	13,500,000	2,861,190

Railsplitter, Tobacco Settlement Auth. Rev.
Bonds, 6s, 6/1/28	A–	2,150,000	2,517,629

			61,516,706
Indiana (1.2%)
IN State Fin. Auth. Rev. Bonds
(U.S. Steel Corp.), 6s, 12/1/26	BB	2,000,000	2,089,880
(OH Valley Elec. Corp.), Ser. A, 5s, 6/1/32	Baa3	1,750,000	1,864,590

IN State Fin. Auth. VRDN
Ser. A-2, 0.17s, 2/1/37	VMIG1	5,000,000	5,000,000
Ser. A-3, 0.17s, 2/1/37	VMIG1	2,900,000	2,900,000

IN State Fin. Auth. Edl. Fac. Rev. Bonds (Butler
U.), Ser. B
5s, 2/1/34	BBB+	1,170,000	1,257,844
5s, 2/1/28	BBB+	1,000,000	1,100,760

IN State Fin. Auth. Edl. Fac. VRDN (Depauw U.),
Ser. A, 0.15s, 7/1/36 (Northern Trust Co.)	VMIG1	500,000	500,000

			14,713,074
Iowa (1.2%)
IA Fin. Auth. Hlth. Fac. Rev. Bonds (Dev. Care
Initiatives), Ser. A
5 1/2s, 7/1/25	BB+	3,185,000	3,340,969
5s, 7/1/20	BB+	1,700,000	1,774,069

Marion Hlth. Care Fac. Rev. Bonds (First Mtge.),
Ser. IA, 8s, 1/1/29	CCC	45,000	46,148

Tobacco Settlement Auth. of IA Rev. Bonds,
Ser. C, 5 3/8s, 6/1/38	B+	10,000,000	8,746,300

			13,907,486
Kansas (0.4%)
Lenexa, Hlth. Care Fac. Rev. Bonds
(LakeView Village, Inc.), 7 1/4s, 5/15/39	BB/P	1,500,000	1,705,830
5 3/8s, 5/15/27	BB/P	3,400,000	3,516,144

			5,221,974
Kentucky (1.1%)
Breckinridge Cnty., Lease Program VRDN, Ser. A,
0.17s, 2/1/32	VMIG1	3,310,000	3,310,000

Christian Cnty., Assn. of Cnty. Leasing Trust
VRDN, Ser. B, 0.17s, 8/1/37 (U.S. Bank, N.A.)	VMIG1	1,380,000	1,380,000

KY Econ. Dev. Fin. Auth. Rev. Bonds
(First Mtge.), Ser. IA, 8s, 1/1/29	B+/P	230,000	235,870
(Masonic Home Indpt. Living II), 7 3/8s, 5/15/46	BB–/P	1,350,000	1,521,288
(Masonic Home Indpt. Living II), 7 1/4s, 5/15/41	BB–/P	900,000	1,009,782

Louisville & Jefferson Cnty., Metro. Govt.
College Rev. Bonds (Bellarmine U., Inc.),
Ser. A, 6s, 5/1/38	Baa3	855,000	929,582

Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds (Norton Hlth. Care, Inc.), 5s,
10/1/30	A–	4,000,000	4,223,920

			12,610,442

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

Louisiana (1.0%)
Rapides, Fin. Auth. FRB (Cleco Pwr.), AMBAC,
4.7s, 11/1/36	Baa2	$2,250,000	$2,260,170

St. John Baptist Parish Rev. Bonds (Marathon
Oil Corp.), Ser. A, 5 1/8s, 6/1/37	Baa2	3,690,000	3,891,954

Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 01-B, 5 7/8s, 5/15/39	A3	5,350,000	5,477,063

			11,629,187
Maine (0.7%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds (ME
Gen. Med. Ctr.), 7 1/2s, 7/1/32	Baa3	3,000,000	3,699,270

Rumford, Solid Waste Disp. Rev. Bonds (Boise
Cascade Corp.), 6 7/8s, 10/1/26	B2	5,000,000	4,921,750

			8,621,020
Maryland (1.3%)
MD Econ. Dev. Corp. Rev. Bonds (Salisbury U.),
5s, 6/1/27	Baa3	500,000	541,965

MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A	1,700,000	2,096,695

MD State Econ. Dev. Corp. Rev. Bonds (Salisbury
U.), 5s, 6/1/30	Baa3	200,000	213,262

MD State Hlth. & Higher Edl. Fac. Auth. Rev.
Bonds (Washington Cnty. Hosp.), 6s, 1/1/43	BBB–	4,760,000	5,130,090

MD State Indl. Dev. Fin. Auth. Econ. Dev. Rev.
Bonds (Our Lady of Good Counsel School), Ser. A,
6s, 5/1/35	BB–/P	600,000	630,378

Westminster, Econ. Dev. Rev. Bonds (Carroll
Lutheran Village), Ser. A
6 1/4s, 5/1/34	BB/P	4,800,000	4,806,480
6s, 5/1/24	BB/P	2,000,000	2,008,960

			15,427,830
Massachusetts (4.9%)
MA Dev. Fin. Agcy. Sr. Living Fac. Rev. Bonds
(Groves-Lincoln), Ser. A, 7 3/4s, 6/1/39	BB–/P	2,000,000	1,084,740

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	2,140,000	2,631,601
(Linden Ponds, Inc. Fac.), Ser. A-1, 6 1/4s,
11/15/46	B–/P	2,616,363	2,043,013
(Linden Ponds, Inc. Fac.), Ser. A-1, 6 1/4s,
11/15/39	B–/P	1,159,997	924,181
(Linden Ponds, Inc. Fac.), Ser. A-1, 6 1/4s,
11/15/31	B–/P	704,147	592,427
(Boston U.), 6s, 5/15/59	A2	1,575,000	1,961,915
(Eastern Nazarene College), 5 5/8s, 4/1/29	BB+	2,000,000	2,000,620
(Linden Ponds, Inc. Fac.), Ser. A-2, 5 1/2s,
11/15/46	B–/P	238,451	165,697
(Berklee College of Music), 5 1/4s, 10/1/41	A2	2,000,000	2,225,760
(New England Conservatory of Music), 5 1/4s,
7/1/38	Baa1	1,900,000	2,011,549
(Wheelock College), Ser. C, 5 1/4s, 10/1/37	BBB	2,000,000	2,094,520
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	1,300,000	1,382,511
(Suffolk U.), 5 1/8s, 7/1/40	Baa2	2,000,000	2,189,560
(Merrimack College), Ser. A, 5s, 7/1/32 Δ	Baa3	700,000	752,633
(Linden Ponds, Inc. Fac.), Ser. B, zero %, 11/15/56	CCC/P	1,186,016	15,833

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.
MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A
Rev. Bonds (Adventcare), Ser. A, 6.65s, 10/15/28	B/P	$2,150,000	$2,283,214

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments, Inc.), Ser. A, U.S. Govt.
Coll., 9s, 12/15/15 (Prerefunded 12/15/12)	AAA/P	5,115,000	5,356,888
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	6,035,000	6,168,615
(Quincy Med. Ctr.), Ser. A, 6 1/2s,
1/15/38 (In default) †	D/P	1,111,437	1,111
(Suffolk U.), Ser. A, 6 1/4s, 7/1/30	Baa2	1,400,000	1,636,348
(Suffolk U.), Ser. A, 5 3/4s, 7/1/39	Baa2	2,125,000	2,385,695
(Springfield College), 5 5/8s, 10/15/40	Baa1	3,500,000	3,791,060
(Milton Hosp.), Ser. D, 5 3/8s, 7/1/35	BB–	3,950,000	3,978,835
(Winchester Hosp.), 5 1/4s, 7/1/38	BBB+	2,000,000	2,152,580
(Fisher College), Ser. A, 5 1/8s, 4/1/37	BBB–	1,400,000	1,414,056
(Milford Regl. Med.), Ser. E, 5s, 7/15/32	Baa3	1,000,000	1,013,530
(Milford Regl. Med.), Ser. E, 5s, 7/15/27	Baa3	2,750,000	2,829,998
(Emerson Hosp.), Ser. E, Radian Insd., 5s, 8/15/25	BB/P	3,500,000	3,505,775

			58,594,265
Michigan (2.8%)
Advanced Tech. Academy Pub. School Rev. Bonds,
6s, 11/1/28	BBB–	1,695,000	1,735,341

Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev.
Bonds (Glacier Hills, Inc.), State & Local Govt.
Coll., 8 3/8s, 1/15/19 (Escrowed to maturity)	AA+	1,668,000	2,056,711

Detroit, G.O. Bonds (Cap. Impt.), Ser. A-1, 5s,
4/1/15	B	2,880,000	2,751,437

Detroit, Wtr. & Swr. Dept. Rev. Bonds, Ser. A,
5s, 7/1/32	A+	3,600,000	3,777,768

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley
Med. Ctr.)
7 1/2s, 7/1/39	Ba1	700,000	816,130
6s, 7/1/20	Ba1	1,500,000	1,534,095

Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden
City Hosp.), Ser. A, 5 3/4s, 9/1/17	Ba3	1,405,000	1,406,574

King Cnty., Wtr & Swr. Rev. Bonds, 5s, 1/1/45	AA+	4,470,000	5,011,719

MI Higher Ed. Fac. Auth. VRDN (U. of Detroit
Mercy), 0.17s, 11/1/36	VMIG1	2,025,000	2,025,000

MI State Hosp. Fin. Auth. Rev. Bonds (Henry Ford
Hlth.), 5 3/4s, 11/15/39	A1	4,400,000	4,944,104

U. of MI VRDN (Hosp.), Ser. A, 0.16s, 12/1/37	VMIG1	7,815,000	7,815,000

			33,873,879
Minnesota (1.4%)
Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds
(Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/34	BBB–	2,400,000	2,665,680

Inver Grove Heights, Nursing Home Rev. Bonds
(Presbyterian Homes Care), 5 1/2s, 10/1/41	B/P	1,000,000	1,005,980

North Oaks, Sr. Hsg. Rev. Bonds
(Presbyterian Homes North Oaks), 6 1/8s, 10/1/39	BB/P	1,375,000	1,463,770
(Presbyterian Homes), 6s, 10/1/27	BB/P	1,250,000	1,338,388

Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/31	BBB–	1,500,000	1,586,280

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

Minnesota cont.
Sauk Rapids Hlth. Care & Hsg. Fac. Rev. Bonds
(Good Shepherd Lutheran Home), 6s, 1/1/34	B+/P	$800,000	$802,192

St. Paul, Hsg. & Redev. Auth. Charter School
Lease Rev. Bonds (Nova Classical Academy),
Ser. A, 6 3/8s, 9/1/31	BBB–	500,000	537,935

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds (HealthPartners Oblig. Group),
5 1/4s, 5/15/36	A3	5,035,000	5,290,324

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/35	Ba1	1,250,000	1,304,600

Washington Cnty., Hsg. & Redev. Auth. Rev. Bonds
(Healtheast), 5 1/2s, 11/15/27	Ba1	1,000,000	1,001,070

			16,996,219
Mississippi (0.9%)
Jackson Cnty., VRDN (Chevron USA, Inc.), 0.16s,
6/1/23	P–1	1,000,000	1,000,000

MS Bus. Fin. Corp. Gulf Opportunity Zone Rev.
Bonds, Ser. A, 5s, 5/1/37	A3	1,000,000	1,084,990

MS Bus. Fin. Corp. Gulf Opportunity Zone VRDN
(Chevron USA, Inc.), Ser. E, 0.16s, 12/1/30	VMIG1	3,170,000	3,170,000

Warren Cnty., Gulf Opportunity Zone Rev. Bonds
(Intl. Paper Co.), Ser. A, 6 1/2s, 9/1/32	BBB	5,400,000	6,153,030

			11,408,020
Missouri (0.3%)
MO State Hlth. & Edl. Fac. Auth. VRDN (Washington
U. (The)), Ser. A, 0.17s, 9/1/30	VMIG1	3,200,000	3,200,000

			3,200,000
Montana (0.1%)
MT Fac. Fin. Auth. Rev. Bonds (Sr. Living St.
John’s Lutheran), Ser. A, 6s, 5/15/25	B+/P	750,000	771,330

MT Fac. Fin. Auth. VRDN (Sisters of Charity
of Leavenworth), Ser. A, 0.17s, 12/1/25	VMIG1	1,000,000	1,000,000

			1,771,330
Nebraska (0.6%)
Central Plains, Energy Rev. Bonds
(NE Gas No. 1), Ser. A, 5 1/4s, 12/1/18	B2	1,500,000	1,657,620
(NE Gas No. 3), 5s, 9/1/32	A3	3,000,000	3,165,150

Lancaster Cnty., Hosp. Auth. Rev. Bonds (Immanuel
Oblig. Group), 5 5/8s, 1/1/40	A–/F	1,825,000	2,033,324

			6,856,094
Nevada (0.8%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Summerlin No. 151), 5s, 8/1/25	BB–/P	300,000	237,144
(Mountains Edge Local No. 142), 5s, 8/1/21	BBB–	1,000,000	1,080,410
(Summerlin No. 151), 5s, 8/1/20	BB–/P	335,000	288,402
(Summerlin No. 151), 5s, 8/1/19	BB–/P	1,140,000	1,004,044
(Summerlin No. 151), 5s, 8/1/18	BB–/P	1,095,000	986,781
(Summerlin No. 151), 5s, 8/1/17	BB–/P	1,290,000	1,190,477

Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-17), 5s, 9/1/25	BB+/P	780,000	774,797
(No. T-18), 5s, 9/1/14	CCC/P	2,320,000	1,877,066

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

Nevada cont.
Las Vegas, Local Impt. Board Special Assmt. Bonds
(Special Impt. Dist. No. 607), 6s, 6/1/19	BB/P	$945,000	$945,973
(Dist. No. 607), 5.9s, 6/1/18	BB/P	195,000	195,571
(Dist. No. 607), 5.9s, 6/1/17	BB/P	1,425,000	1,440,005

			10,020,670
New Hampshire (1.0%)
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
(Rivermead at Peterborough), 5 3/4s, 7/1/28	BB+/P	6,000,000	6,001,080

NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Huntington
at Nashua), Ser. A, 6 7/8s, 5/1/33	BB+/P	2,400,000	2,427,840

NH Hlth. & Ed. Fac. Auth. VRDN (U. Syst. of NH),
Ser. B, 0.17s, 7/1/33	VMIG1	4,095,000	4,095,000

			12,523,920
New Jersey (4.3%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds (The Evergreens), 5 5/8s, 1/1/38	BB+/P	5,500,000	5,650,480

NJ Econ. Dev. Auth. Rev. Bonds
(Newark Arpt. Marriott Hotel), 7s, 10/1/14	Ba1	4,000,000	4,013,200
(First Mtge. Presbyterian Home), Ser. A, 6 3/8s,
11/1/31	BB/P	500,000	499,940
(United Methodist Homes), Ser. A-1, 6 1/4s, 7/1/33	BB+	3,000,000	3,104,670
(First Mtge. Presbyterian Home), Ser. A, 6 1/4s,
11/1/20	BB/P	550,000	550,660
(Paterson Charter School Science & Tech.),
Ser. A, 6.1s, 7/1/44	BBB–	1,130,000	1,169,855
(Cranes Mill), Ser. A, 6s, 7/1/38	BBB–/F	1,750,000	1,848,595
(MSU Student Hsg.), 5 7/8s, 6/1/42	Baa3	5,110,000	5,722,688
(First Mtge. Lions Gate), Ser. A, 5 7/8s, 1/1/37	B/P	800,000	804,672
5s, 6/15/26	Baa1	500,000	557,240

NJ Econ. Dev. Auth. Retirement Cmnty. Rev. Bonds
(Seabrook Village, Inc.), 5 1/4s, 11/15/36	BB–/P	3,590,000	3,621,197

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	6,000,000	7,038,600
(St. Peter’s U. Hosp.), 6 1/4s, 7/1/35	Baa3	2,500,000	2,855,625
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Baa3	2,000,000	2,150,960
(Holy Name Hosp.), 5s, 7/1/36	Baa2	3,500,000	3,568,250

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 1A
4 3/4s, 6/1/34	B2	5,000,000	4,031,400
4 1/2s, 6/1/23	B1	4,635,000	4,409,229

			51,597,261
New Mexico (1.2%)
Farmington, Poll. Control Rev. Bonds
(Public Service Co. of NM San Juan), Ser. D,
5.9s, 6/1/40	Baa3	3,000,000	3,332,820
(San Juan), Ser. A, 4 7/8s, 4/1/33	Baa3	7,660,000	7,902,592
(San Juan), Ser. B, 4 7/8s, 4/1/33	Baa3	2,750,000	2,837,093

			14,072,505

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

New York (5.3%)
Albany, Indl. Dev. Agcy. Rev. Bonds
(Charitable Leadership), Ser. A, 5 3/4s,
7/1/26 (In default) †	D/P	$1,975,984	$998,129

Brooklyn Arena Local Dev. Corp. Rev. Bonds
(Barclays Ctr.), 6 3/8s, 7/15/43	Baa3	3,000,000	3,446,730

Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepard Village),
Ser. A, 6 7/8s, 7/1/40	B/P	715,000	758,758

Metro. Trans. Auth. Rev. Bonds, Ser. D, 5s,
11/15/28 Δ	A2	6,000,000	7,048,980

NY City, G.O. Bonds, Ser. F, 5s, 8/1/32	Aa2	3,575,000	4,197,443

NY City, Indl. Dev. Agcy. Rev. Bonds (Yankee
Stadium — Pilot), AGO, 7s, 3/1/49	Aa3	1,000,000	1,215,820

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(American Airlines — JFK Intl. Arpt.), 7 1/2s,
8/1/16 (In default) †	D/P	3,465,000	3,689,601
(British Airways PLC), 5 1/4s, 12/1/32	BB	2,325,000	2,296,217
(Jetblue Airways Corp.), 5 1/8s, 5/15/30	B–	3,680,000	3,556,794
(Jetblue Airways Corp.), 5s, 5/15/20	B–	615,000	608,709

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
Ser. CC, 5s, 6/15/45	AA+	6,335,000	7,229,312
Ser. GG, 5s, 6/15/43	AA+	5,000,000	5,673,300

NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds (Orange Regl. Med. Ctr.), 6 1/4s,
12/1/37	Ba1	4,180,000	4,566,608

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A3	1,800,000	1,804,518

NY State Liberty Dev. Corp. Rev. Bonds
(7 World Trade Ctr.), Class 3, 5s, 3/15/44	Baa2	1,000,000	1,074,180
(1 WTC Port Auth. Construction), 5s, 12/15/41	Aa2	4,475,000	5,075,813

Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds (St.
Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB+/P	1,500,000	1,500,870

Port Auth. NY & NJ Special Oblig. Rev. Bonds (JFK
Intl. Air Term.), 6s, 12/1/42	Baa3	2,100,000	2,415,714

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp.
Mandatory Put Bonds (10/1/13) (Seneca
Meadows, Inc.), 6 5/8s, 10/1/35	BB–	1,660,000	1,679,372

Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Southampton Hosp. Assn.), Ser. B, 7 5/8s, 1/1/30	B–/P	3,325,000	3,329,588
(Southampton Hosp. Assn.), Ser. A, 7 1/4s, 1/1/30	B–/P	750,000	750,818
(Gurwin Jewish-Phase II), 6.7s, 5/1/39	B+/P	945,000	977,640

Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(St. John’s Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31	B	500,000	500,130

			64,395,044
North Carolina (0.6%)
NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds
(Meredith College), 6s, 6/1/31	BBB	1,000,000	1,118,410

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Deerfield), Ser. A, 6 1/8s, 11/1/38	BBB+/F	450,000	491,432
(First Mtge. — Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	750,000	789,713

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

North Carolina cont.
NC Med. Care Comm. Retirement Fac. Rev. Bonds
(Carolina Village), 6s, 4/1/38	BB/P	$2,500,000	$2,614,225
(First Mtge. United Methodist), Ser. C, 5 1/2s,
10/1/32	BB+/P	2,000,000	2,037,540

			7,051,320
Ohio (3.6%)
Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5 7/8s, 6/1/30	B3	8,480,000	7,027,376
5 3/4s, 6/1/34	B3	13,300,000	10,817,155
5 1/8s, 6/1/24	B3	2,500,000	2,096,625

Cleveland, Arpt. Syst. Rev. Bonds, Ser. A,
5s, 1/1/29	A–	1,000,000	1,117,660

Columbus, Swr. VRDN, Ser. B, 0.14s, 6/1/32	VMIG1	2,430,000	2,430,000

Erie Cnty., OH Hosp. Fac. Rev. Bonds (Firelands
Regl. Med. Ctr.)
5 5/8s, 8/15/32	A–	2,900,000	2,932,596
Ser. A, 5 1/4s, 8/15/46	A–	4,950,000	5,083,601

Hickory Chase, Cmnty. Auth. Infrastructure Impt.
Rev. Bonds (Hickory Chase), 7s,
12/1/38 (In default) †	D/P	1,560,000	915,548

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp.
Syst.), Ser. C, 6s, 8/15/43	Baa1	1,550,000	1,683,548

OH State Air Quality Dev. Auth. Rev. Bonds
(Valley Elec. Corp.), Ser. E, 5 5/8s, 10/1/19	Baa3	1,450,000	1,706,868

OH State Higher Edl. Fac. Comm. Rev. Bonds
(Kenyon College), 5s, 7/1/44	A1	4,850,000	5,220,248

Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds,
5 3/4s, 12/1/32	BB/P	2,225,000	2,319,852

			43,351,077
Oklahoma (0.8%)
OK State Tpk. Auth. VRDN
Ser. E, 0.17s, 1/1/28	VMIG1	9,100,000	9,100,000
Ser. F, 0.17s, 1/1/28	VMIG1	500,000	500,000

			9,600,000
Oregon (0.7%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza), 6 1/2s, 12/1/29	BB/P	6,900,000	6,912,006

OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds
(Single Fam. Mtge.), Ser. B, 5 3/8s, 7/1/34	Aa2	2,000	2,039

Warm Springs Reservation, Confederated Tribes
144A Rev. Bonds (Pelton Round Butte Tribal),
Ser. B, 6 3/8s, 11/1/33	A3	1,800,000	1,961,244

			8,875,289
Pennsylvania (4.1%)
Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds
(Robert Morris U.), Ser. A, 5 3/4s, 10/15/40	Baa3	765,000	834,294
(Chatham U.), Ser. A, 5s, 9/1/35	BBB	1,000,000	1,072,800
(Chatham U.), Ser. A, 5s, 9/1/30	BBB	1,500,000	1,633,755

Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Hlth. Syst.-West PA), Ser. A, 5 3/8s, 11/15/40	B–	4,765,000	3,891,147

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(Env. Impt. — USX Corp.), 6 7/8s, 5/1/30	BB	$3,400,000	$3,722,592
(U.S. Steel Corp.), 6 3/4s, 11/1/24	BB	1,000,000	1,112,870

Bucks Cnty., Indl. Dev. Auth. Rev. Bonds (US
Steel Corp.), 6 3/4s, 6/1/26	BB	1,460,000	1,625,447

Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty.
Rev. Bonds (Ann’s Choice, Inc.), Ser. A, 6 1/8s,
1/1/25	BB/P	3,840,000	3,894,297

Cumberland Cnty., Muni. Auth. Rev. Bonds (Diakon
Lutheran Ministries), 5s, 1/1/36	BBB+/F	1,790,000	1,811,802

Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Brethren Village), Ser. A
6 1/2s, 7/1/40	BB–/P	3,000,000	3,209,790
6 3/8s, 7/1/30	BB–/P	1,375,000	1,476,764

Montgomery Cnty., Higher Ed. & Hlth. Auth. Rev.
Bonds (Arcadia U.), 5 1/4s, 4/1/30	BBB+	1,530,000	1,672,994

Montgomery Cnty., Indl. Auth. Resource Recvy.
Rev. Bonds (Whitemarsh Cont. Care), 6 1/4s,
2/1/35	B–/P	2,400,000	2,441,976

Northeastern PA Hosp. & Ed. Auth. Rev. Bonds
(Wilkes U.), Ser. A, 5 1/4s, 3/1/42	BBB	1,000,000	1,061,000

PA Econ. Dev. Fin. Auth. Exempt Fac. Rev. Bonds
(Allegheny Energy Supply Co.), 7s, 7/15/39	Baa3	4,000,000	4,743,080

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Shippensburg U.), 6 1/4s, 10/1/43	Baa3	1,000,000	1,116,600
(Edinboro U. Foundation), 6s, 7/1/43	Baa3	1,400,000	1,569,078
(Edinboro U. Foundation), 5 7/8s, 7/1/38	Baa3	1,000,000	1,090,110
(Indiana U.), Ser. A, 5s, 7/1/32	BBB+	500,000	537,595

PA State Higher Edl. Fac. Auth. Student Hsg. Rev.
Bonds (East Stroudsburg U.), 5s, 7/1/42	Baa3	1,655,000	1,721,796

Philadelphia, Auth. for Indl. Dev. Rev. Bonds
(Master Charter School), 6s, 8/1/35	BBB+	1,720,000	1,874,748

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst. Oblig. Group),
7 1/4s, 7/1/18 (In default) †	D/P	5,515,765	552

Philadelphia, Hosp. & Higher Edl. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst.), Ser. B, 6 1/4s,
7/1/13 (In default) †	D/P	535,300	54

Pittsburgh G.O. Bonds, Ser. B, 5s, 9/1/26	A1	2,000,000	2,319,200

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	3,675,000	3,897,595

Washington Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (First Mtge. AHF/Central),
8 1/2s, 1/1/29	B/P	1,089,000	1,100,336

			49,432,272
Puerto Rico (3.8%)
Cmnwlth. of PR, G.O. Bonds
Ser. C, 6s, 7/1/39	Baa1	2,515,000	2,758,729
(Pub. Impt.), Ser. A, 5 3/4s, 7/1/41	Baa1	5,000,000	5,423,850

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A, 6s, 7/1/44	Baa2	8,500,000	9,068,650

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

Puerto Rico cont.
Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Facs. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Ba1	$7,400,000	$7,404,070

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.), Ser. P, Cmnwlth. of PR Gtd.,
6 3/4s, 7/1/36	Baa1	5,000,000	5,836,000

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A
NATL, zero %, 8/1/43	Aa3	20,000,000	3,698,800
zero %, 8/1/31	A+	31,000,000	11,735,360

			45,925,459
South Carolina (—%)
Georgetown Cnty., Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5.3s, 3/1/28	BBB	500,000	506,770

			506,770
South Dakota (0.3%)
SD Edl. Enhancement Funding Corp. SD Tobacco Rev.
Bonds, Ser. B, 6 1/2s, 6/1/32	A3	3,615,000	3,751,828

			3,751,828
Texas (10.1%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
Methodist Retirement), Ser. A
7s, 11/15/33	B+/P	2,500,000	1,886,075
5.9s, 11/15/25	B+/P	6,122,000	4,617,151

Bexar Cnty., Hsg. Fin. Auth. Corp. Rev. Bonds
(American Opty-Waterford), Ser. A1, 7s, 12/1/36	B2	4,500,000	4,519,710

Brazos River Harbor Naval Dist. Env. FRB (Dow
Chemical Co.), Ser. A-4, 5.95s, 5/15/33	BBB	5,150,000	5,711,607

Brazos River, Auth. Poll. Control Rev. Bonds (TXU
Energy Co., LLC), 5s, 3/1/41	Ca	1,000,000	93,090

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (5/1/18) (Dow Chemical),
5.9s, 5/1/38	BBB	1,850,000	2,051,706

Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp.
Rev. Bonds, Ser. D, 5s, 11/1/38	A1	3,000,000	3,249,060

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(Texas Med. Ctr.), Ser. B-1, 0.17s, 9/1/31	VMIG1	9,000,000	9,000,000

Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc.), Ser. E, 7s, 7/1/29	B3	500,000	502,675
(Continental Airlines, Inc.), Ser. E, 6 3/4s, 7/1/29	B3	2,505,000	2,517,901
(Special Fac. — Continental Airlines, Inc.),
Ser. E, 6 3/4s, 7/1/21	B3	8,400,000	8,439,060
(Continental Airlines, Inc. Term. Project),
6 1/2s, 7/15/30	B3	3,200,000	3,525,855
(Continental Airlines, Inc.), Ser. C, 5.7s, 7/15/29	B3	4,985,000	4,985,399

Houston, Higher Ed. Fin. Co. Rev. Bonds
(Cosmos Foundation), Ser. A
5s, 2/15/42	BBB	2,250,000	2,339,933
5s, 2/15/32	BBB	2,250,000	2,384,730

La Vernia, Higher Ed. Fin. Corp. Rev. Bonds
(Kipp, Inc.), Ser. A
6 3/8s, 8/15/44	BBB	2,450,000	2,811,718
6 1/4s, 8/15/39	BBB	2,375,000	2,720,111

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

Texas cont.
Love Field, Arpt. Modernization Corp. Special
Fac. Rev. Bonds (Southwest Airlines Co.),
5 1/4s, 11/1/40	Baa3	$7,000,000	$7,547,750

Matagorda Cnty., Poll. Control Rev. Bonds
(Cent Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa2	2,400,000	2,796,984
(Dist. No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa2	3,000,000	3,147,360

North TX, Edl. Fin. Co. Rev. Bonds (Uplift Edl.),
Ser. A, 5 1/8s, 12/1/42	BBB–	2,500,000	2,633,000

North TX, Thruway Auth. Rev. Bonds, Ser. B,
zero %, 9/1/37	AA	3,000,000	759,420

North TX, Tollway Auth. Rev. Bonds (Toll 2nd
Tier), Ser. F, 5 3/4s, 1/1/38	A3	3,370,000	3,693,756

North TX, Thruway Auth. stepped-coupon Rev.
Bonds, zero %, (6.5s, 1/1/15), 1/1/43 ††	A2	5,300,000	5,625,737

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(TX Hlth. Resources), Ser. C, 0.17s, 11/15/33	VMIG1	2,400,000	2,400,000

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds
(Sr. Living Ctr.), Ser. A, 8 1/4s, 11/15/44	B+/P	8,000,000	8,958,320
(Sr. Living Ctr.), Ser. A, 8 1/4s, 11/15/39	B+/P	1,000,000	1,124,770
(Air Force Village), 6 3/8s, 11/15/44	BBB/F	5,825,000	6,375,287

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5 1/4s, 12/15/24	A–	4,500,000	4,993,245

TX Private Activity Surface Trans. Corp. Rev. Bonds
(LBJ Infrastructure), 7s, 6/30/40	Baa3	4,500,000	5,506,470
(NTE Mobility), 6 7/8s, 12/31/39	BBB–/F	3,350,000	4,031,390

Uptown, Dev. Auth. Tax Increment Contract Tax
Alloc. Bonds (Infrastructure Impt. Fac.),
5 1/2s, 9/1/29	BBB	1,000,000	1,069,380

			122,018,650
Utah (0.8%)
Murray City, Hosp. VRDN (IHC Hlth. Svcs., Inc.),
Ser. D, 0.16s, 5/15/36	Aa1	3,825,000	3,825,000

Murray City, Hosp. Rev. VRDN (IHC Hlth.
Svcs., Inc.), Ser. A, 0.17s, 5/15/37	VMIG1	5,405,000	5,405,000

			9,230,000
Virginia (2.7%)
Albemarle Cnty., Indl. Dev. Auth. Res. Care Fac.
Rev. Bonds (Westminster-Canterbury), 5s, 1/1/31	B+/P	1,100,000	1,132,384

Chesterfield Cnty., Hlth. Ctr. Cmnty. Res. Care
Fac. Rev. Bonds (Lucy Corr Village), Ser. A,
6 1/4s, 12/1/38	BB–/P	1,700,000	1,771,910

Henrico Cnty., Econ. Dev. Auth. Res. Care Fac.
Rev. Bonds
(United Methodist), Ser. A, 6.7s, 6/1/27	BB+/P	3,860,000	3,859,421
(United Methodist), Ser. A, 6 1/2s, 6/1/22	BB+/P	2,640,000	2,640,105
(United Methodist Homes), 5s, 6/1/24	BB+/P	395,000	422,836
(United Methodist Homes), 5s, 6/1/21	BB+/P	985,000	1,080,634

James Cnty., Indl. Dev. Auth. Rev. Bonds
(Williamsburg), Ser. A, 6 1/8s, 3/1/32	BB–/P	2,500,000	2,509,750

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

Virginia cont.
Lexington, Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds (Kendal at Lexington), Ser. A, 5 1/2s, 1/1/37	B+/P	$1,460,000	$1,471,271

Peninsula Ports Auth. Res. Care Fac. Rev. Bonds
(VA Baptist Homes), Ser. A, 7 3/8s, 12/1/32
(Prerefunded 12/1/13)	AA+	4,000,000	4,371,880

VA ST Small Bus. Fin. Auth. Rev. Bonds
(Elizabeth River Crossings OPCO, LLC), 6s, 1/1/37	BBB–	2,100,000	2,392,824
(Express Lanes, LLC), 5s, 7/1/34	BBB–	2,400,000	2,544,072

Washington Cnty., Indl. Dev. Auth. Hosp. Fac.
Rev. Bonds (Mountain States Hlth. Alliance),
Ser. C, 7 3/4s, 7/1/38	Baa1	5,100,000	6,341,493

Winchester, Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds (Westminster-Canterbury), Ser. A, 5.3s,
1/1/35	BBB+/F	2,000,000	2,038,840

			32,577,420
Washington (1.4%)
Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	Baa1	2,065,000	2,148,178
6 1/2s, 6/1/26	A3	4,395,000	4,582,842

WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.)
5 5/8s, 10/1/40	Baa1	1,600,000	1,743,776
5 1/4s, 10/1/46	Baa1	2,000,000	2,158,640
5s, 10/1/32	Baa1	815,000	887,233

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa3	3,000,000	3,493,350
(Kadlec Med. Ctr.), 5 1/2s, 12/1/39	Baa2	2,000,000	2,147,560

			17,161,579
West Virginia (0.2%)
Pleasants Cnty., Poll. Control Rev. Bonds
(Allegheny), Ser. F, 5 1/4s, 10/15/37	BBB	500,000	532,675

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas
Hlth. Syst.), 6 3/4s, 10/1/43	B/P	2,330,000	2,433,381

			2,966,056
Wisconsin (0.5%)
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(St. Johns Cmntys. Inc.), Ser. A, 7 5/8s, 9/15/39	BB/P	1,350,000	1,567,809
(St. Johns Cmntys. Inc.), Ser. A, 7 1/4s, 9/15/29	BB/P	1,000,000	1,165,150
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	3,000,000	3,574,110

			6,307,069

Total municipal bonds and notes (cost $1,103,979,030)			$1,194,132,853

PREFERRED STOCKS (0.9%)*	Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A,
7.50% cum. pfd.	4,916,965	$4,869,910

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B,
7 3/4s cum. pfd.	6,000,000	5,400,360

Total preferred stocks (cost $10,916,965)		$10,270,270

COMMON STOCKS (0.0%)*	Shares	Value

Tembec, Inc. (Canada) †	10,751	$23,371

Total common stocks (cost $8,077,612)		$23,371

TOTAL INVESTMENTS

Total investments (cost $1,122,973,607)		$1,204,426,494

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2011 through July 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,205,899,906.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

Δ Forward commitment, in part or in entirety (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	32.4%
Utilities	11.2
Transportation	11.0
Education	10.1

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$23,371	$—	$—

Total common stocks	23,371	—	—

Municipal bonds and notes	$—	$1,194,132,853	$—

Preferred stocks	—	10,270,270	—

Totals by level	$23,371	$1,204,403,123	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/12

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $1,122,973,607)	$1,204,426,494

Interest and other receivables	13,369,453

Receivable for shares of the fund sold	4,160,086

Receivable for investments sold	4,018,454

Total assets	1,225,974,487

LIABILITIES

Payable to custodian	926,404

Distributions payable to shareholders	1,326,411

Payable for investments purchased	6,142,331

Payable for purchases of delayed delivery securities (Note 1)	8,461,820

Payable for shares of the fund repurchased	1,893,170

Payable for compensation of Manager (Note 2)	487,549

Payable for investor servicing fees (Note 2)	89,369

Payable for custodian fees (Note 2)	5,121

Payable for Trustee compensation and expenses (Note 2)	312,987

Payable for administrative services (Note 2)	2,456

Payable for distribution fees (Note 2)	270,085

Other accrued expenses	156,878

Total liabilities	20,074,581

Net assets	$1,205,899,906

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,255,011,334

Undistributed net investment income (Note 1)	3,517,954

Accumulated net realized loss on investments (Note 1)	(134,082,269)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	81,452,887

Total — Representing net assets applicable to capital shares outstanding	$1,205,899,906

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,008,921,362 divided by 79,667,108 shares)	$12.66

Offering price per class A share (100/96.00 of $12.66)*	$13.19

Net asset value and offering price per class B share ($13,768,148 divided by 1,085,402 shares)**	$12.68

Net asset value and offering price per class C share ($70,823,354 divided by 5,582,400 shares)**	$12.69

Net asset value and redemption price per class M share ($9,356,940 divided by 738,805 shares)	$12.66

Offering price per class M share (100/96.75 of $12.66)†	$13.09

Net asset value, offering price and redemption price per class Y share
($103,030,102 divided by 8,113,700 shares)	$12.70

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/12

INTEREST INCOME	$60,761,851

EXPENSES

Compensation of Manager (Note 2)	$5,140,973

Investor servicing fees (Note 2)	520,761

Custodian fees (Note 2)	14,770

Trustee compensation and expenses (Note 2)	88,224

Administrative services (Note 2)	34,104

Distribution fees — Class A (Note 2)	2,133,598

Distribution fees — Class B (Note 2)	103,768

Distribution fees — Class C (Note 2)	518,107

Distribution fees — Class M (Note 2)	44,707

Other	302,553

Total expenses	8,901,565

Expense reduction (Note 2)	(3,385)

Net expenses	8,898,180

Net investment income	51,863,671

Net realized loss on investments (Notes 1 and 3)	(12,008,693)

Net unrealized appreciation of investments during the year	108,752,117

Net gain on investments	96,743,424

Net increase in net assets resulting from operations	$148,607,095

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/12	Year ended 7/31/11

Operations:
Net investment income	$51,863,671	$55,753,334

Net realized loss on investments	(12,008,693)	(16,849,206)

Net unrealized appreciation (depreciation) of investments	108,752,117	(6,507,080)

Net increase in net assets resulting from operations	148,607,095	32,397,048

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(525,053)	(30,601)

Class B	(6,866)	(571)

Class C	(28,040)	(1,446)

Class M	(5,180)	(317)

Class Y	(36,701)	(1,474)

From tax-exempt net investment income
Class A	(44,401,079)	(47,968,529)

Class B	(517,062)	(757,371)

Class C	(2,087,782)	(1,892,802)

Class M	(412,336)	(472,058)

Class Y	(3,702,483)	(2,549,190)

Increase in capital from settlement payments (Note 7)	2,171	204,004

Redemption fees (Note 1)	4,041	300,889

Increase/(decrease) from capital share transactions (Note 4)	126,584,666	(11,515,688)

Total increase (decrease) in net assets	223,475,391	(32,288,106)

NET ASSETS

Beginning of year	982,424,515	1,014,712,621

End of year (including undistributed net investment income
of $3,517,954 and $3,545,717, respectively)	$1,205,899,906	$982,424,515

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	fees [a]	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
July 31, 2012	$11.56	.60	1.10	1.70	(.60)	(.60)	—	— [d]	$12.66	15.03	$1,008,921.81		4.94	13
July 31, 2011	11.77	.65	(.23)	.42	(.63)	(.63)	—	— [e]	11.56	3.79	862,832.80		5.74	14
July 31, 2010	10.39	.65	1.36	2.01	(.63)	(.63)	—	— [f]	11.77	19.64	908,190.83		5.71	23
July 31, 2009	11.93	.62	(1.52)	(.90)	(.64)	(.64)	—	—	10.39	(7.15)	806,921	.83 [g]	6.31 [g]	16
July 31, 2008	12.88	.64	(.96)	(.32)	(.63)	(.63)	—	—	11.93	(2.57)	1,049,449	.82 [g]	5.14 [g]	46

Class B
July 31, 2012	$11.58	.52	1.10	1.62	(.52)	(.52)	—	— [d]	$12.68	14.33	$13,768	1.43	4.32	13
July 31, 2011	11.79	.58	(.23)	.35	(.56)	(.56)	—	— [e]	11.58	3.20	11,987	1.42	5.09	14
July 31, 2010	10.40	.58	1.37	1.95	(.56)	(.56)	—	— [f]	11.79	18.99	21,822	1.45	5.12	23
July 31, 2009	11.94	.56	(1.52)	(.96)	(.58)	(.58)	—	—	10.40	(7.76)	32,843	1.46 [g]	5.65 [g]	16
July 31, 2008	12.90	.57	(.98)	(.41)	(.55)	(.55)	—	—	11.94	(3.25)	64,075	1.45 [g]	4.49 [g]	46

Class C
July 31, 2012	$11.58	.50	1.11	1.61	(.50)	(.50)	—	— [d]	$12.69	14.24	$70,823	1.58	4.13	13
July 31, 2011	11.79	.57	(.23)	.34	(.55)	(.55)	—	— [e]	11.58	2.99	40,797	1.57	4.98	14
July 31, 2010	10.40	.56	1.37	1.93	(.54)	(.54)	—	— [f]	11.79	18.83	36,864	1.60	4.92	23
July 31, 2009	11.93	.54	(1.51)	(.97)	(.56)	(.56)	—	—	10.40	(7.78)	21,010	1.61 [g]	5.56 [g]	16
July 31, 2008	12.88	.55	(.97)	(.42)	(.53)	(.53)	—	—	11.93	(3.27)	19,022	1.60 [g]	4.36 [g]	46

Class M
July 31, 2012	$11.57	.56	1.09	1.65	(.56)	(.56)	—	— [d]	$12.66	14.68	$9,357	1.08	4.68	13
July 31, 2011	11.77	.62	(.22)	.40	(.60)	(.60)	—	— [e]	11.57	3.61	8,544	1.07	5.47	14
July 31, 2010	10.39	.62	1.36	1.98	(.60)	(.60)	—	— [f]	11.77	19.32	9,549	1.10	5.44	23
July 31, 2009	11.92	.59	(1.51)	(.92)	(.61)	(.61)	—	—	10.39	(7.35)	7,781	1.11 [g]	6.02 [g]	16
July 31, 2008	12.88	.61	(.98)	(.37)	(.59)	(.59)	—	—	11.92	(2.89)	10,204	1.10 [g]	4.85 [g]	46

Class Y
July 31, 2012	$11.59	.62	1.11	1.73	(.62)	(.62)	—	— [d]	$12.70	15.38	$103,030.58		5.11	13
July 31, 2011	11.79	.68	(.22)	.46	(.66)	(.66)	—	— [e]	11.59	4.17	58,265.57		5.98	14
July 31, 2010	10.40	.68	1.36	2.04	(.65)	(.65)	—	— [f]	11.79	20.01	38,287.60		5.85	23
July 31, 2009	11.93	.64	(1.50)	(.86)	(.67)	(.67)	—	—	10.40	(6.88)	4,340	.61 [g]	6.57 [g]	16
July 31, 2008 †	12.49	.40	(.57)	(.17)	(.39)	(.39)	—	—	11.93	(1.41)*	167	.35 [g]*	3.21 [g]*	46

* Not annualized.

† For the period January 2, 2008 (commencement of operations) to July 31, 2008.

a Amount represents less than $0.01 per share.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Southwest Capital, which amounted to less than $0.01 per share outstanding as of August 22, 2011.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursal related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2009	0.02%

July 31, 2008	0.01

The accompanying notes are an integral part of these financial statements.

48	49

Notes to financial statements 7/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from August 1, 2011 through July 31, 2012.

Putnam Tax-Free High Yield Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek high current income exempt from federal income tax by investing mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), are a combination of below-investment-grade and investment-grade securities, and have intermediate to long-term maturities (three years or longer).

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million ($325 million prior to June 29, 2012) unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% (0.13% prior to June 29, 2012) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2012, the fund had a capital loss carryover of $123,907,651 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$—	$16,840,197	$16,840,197	*

36,670,752	N/A	36,670,752	July 31, 2013

4,270,473	N/A	4,270,473	July 31, 2016

17,411,277	N/A	17,411,277	July 31, 2017

33,971,635	N/A	33,971,635	July 31, 2018

14,743,317	N/A	14,743,317	July 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Fund has elected to defer certain capital losses of $11,320,887 recognized during the period between November 1 and July 31, 2012 to its fiscal year ending July 31, 2013.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences of late year loss deferrals, the expiration of capital loss carryovers, dividends payable, defaulted bond interest, and market discount. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $168,852 to decrease undistributed net investment income, $87,802,507 to decrease paid-in-capital and $87,971,359 to decrease to accumulated net realized losses.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Unrealized appreciation	$114,493,583
Unrealized depreciation	($31,746,114)

Net unrealized appreciation	$82,747,469
Undistributed tax-exempt income	$4,967,021
Undistributed ordinary income	$753,203
Capital loss carryforward	($123,907,651)
Post-October capital loss deferral	($11,320,887)
Cost for federal income tax purposes	$1,121,679,025

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.630%	of the first $5 billion,
0.580%	of the next $5 billion,
0.530%	of the next $10 billion,
0.480%	of the next $10 billion,
0.430%	of the next $50 billion,
0.410%	of the next $50 billion,
0.400%	of the next $100 billion and
0.395%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,385 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $921, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to March 2 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $105,378 and $1,574 from the sale of class A and class M shares, respectively, and received $13,264 and $1,846 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $689 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $281,208,660 and $127,265,507, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/12		Year ended 7/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	13,475,495	$164,363,459	12,816,839	$149,595,440

Shares issued in connection with
reinvestment of distributions	2,773,421	33,466,495	2,939,350	33,679,745

	16,248,916	197,829,954	15,756,189	183,275,185

Shares repurchased	(11,189,820)	(134,847,793)	(18,305,486)	(210,072,411)

Net increase (decrease)	5,059,096	$62,982,161	(2,549,297)	$(26,797,226)

	Year ended 7/31/12		Year ended 7/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	346,505	$4,210,579	205,258	$2,383,505

Shares issued in connection with
reinvestment of distributions	30,843	373,096	41,869	481,863

	377,348	4,583,675	247,127	2,865,368

Shares repurchased	(326,840)	(3,914,051)	(1,063,411)	(12,269,968)

Net increase (decrease)	50,508	$669,624	(816,284)	$(9,404,600)

	Year ended 7/31/12		Year ended 7/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	2,462,381	$30,038,688	1,233,241	$14,311,369

Shares issued in connection with
reinvestment of distributions	92,413	1,121,650	79,472	911,535

	2,554,794	31,160,338	1,312,713	15,222,904

Shares repurchased	(494,619)	(5,966,960)	(918,178)	(10,392,635)

Net increase	2,060,175	$25,193,378	394,535	$4,830,269

	Year ended 7/31/12		Year ended 7/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	69,816	$844,356	27,463	$317,532

Shares issued in connection with
reinvestment of distributions	28,973	349,430	33,323	381,955

	98,789	1,193,786	60,786	699,487

Shares repurchased	(98,745)	(1,189,530)	(133,234)	(1,515,158)

Net increase (decrease)	44	$4,256	(72,448)	$(815,671)

	Year ended 7/31/12		Year ended 7/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	6,230,188	$75,471,820	3,019,572	$34,695,803

Shares issued in connection with
reinvestment of distributions	62,102	759,493	37,836	434,925

	6,292,290	76,231,313	3,057,408	35,130,728

Shares repurchased	(3,205,714)	(38,496,066)	(1,276,951)	(14,459,188)

Net increase	3,086,576	$37,735,247	1,780,457	$20,671,540

Note 5: Summary of derivative activity

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants*	Total

Equity contracts	$(979,144)	$(979,144)

Total	$(979,144)	$(979,144)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants*	Total

Equity contracts	$976,643	$976,643

Total	$976,643	$976,643

* For the reporting period, the transaction volume for warrants was minimal.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $199,294 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $4,710 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

The fund has designated 98.84% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

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Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
Independent Registered	Principal Executive Officer, and	Judith Cohen
Public Accounting Firm	Compliance Liaison	Vice President, Clerk, and
PricewaterhouseCoopers LLP		Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN042
276193 9/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2012	$83,316	$--	$12,939	$2,049
July 31, 2011	$94,850	$--	$7,697	$ —

For the fiscal years ended July 31, 2012 and July 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $176,997 and $180,079 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2012	$ —	$45,000	$ —	$ —

July 31, 2011	$ —	$173,510	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 28, 2012